     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1997


                                                 SECURITIES ACT FILE NO. 2-80150
                                        INVESTMENT COMPANY ACT FILE NO. 811-3595
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 19                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 20                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
                      MERRILL LYNCH HEALTHCARE FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              800 SCUDDERS MILL ROAD
              PLAINSBORO, NEW JERSEY                                    08536
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH HEALTHCARE FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

              COUNSEL FOR THE FUND:                            PHILIP L. KIRSTEIN, ESQ.
                 BROWN & WOOD LLP                                MERRILL LYNCH ASSET
              ONE WORLD TRADE CENTER                                  MANAGEMENT
             NEW YORK, NY 10048-0557                                P.O. BOX 9011
      ATTENTION: THOMAS R. SMITH, JR., ESQ.                    PRINCETON, NJ 08543-9011
               FRANK P. BRUNO, ESQ.

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box)
          [X] immediately upon filing pursuant to paragraph (b)
          [ ] on (date) pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

               If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON JUNE 25, 1997.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



===================================================================================================================
                                     AMOUNT OF         PROPOSED MAXIMUM         PROPOSED
      TITLE OF SECURITIES           SHARES BEING        OFFERING PRICE     MAXIMUM AGGREGATE        AMOUNT OF
       BEING REGISTERED              REGISTERED            PER UNIT          OFFERING PRICE      REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------
Shares of common stock (par
  value $.10 per share)........      5,800,997              $5.68              $329,997*               $100
===================================================================================================================



*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.



 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 41,927,330 shares of Common Stock.



 (3) 36,184,431 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.



 (4) 5,742,899 of the shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

================================================================================

                      MERRILL LYNCH HEALTHCARE FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A
                            ------------------------

                             CROSS REFERENCE SHEET


N-1A ITEM NO.                                                             LOCATION
-------------                                                             --------

PART A
  Item 1.       Cover Page...............................  Cover Page
  Item 2.       Synopsis.................................  Fee Table
  Item 3.       Condensed Financial Information..........  Financial Highlights
  Item 4.       General Description of Registrant........  Risk Factors and Special
                                                             Considerations; Investment Objective
                                                             and Policies; Additional Information
  Item 5.       Management of the Fund...................  Fee Table; Management of the Company;
                                                             Inside Back Cover Page
  Item 5A.      Management's Discussion of Fund
                  Performance............................  Not Applicable
  Item 6.       Capital Stock and Other Securities.......  Cover Page; Additional Information
  Item 7.       Purchase of Securities Being Offered.....  Cover Page; Fee Table; Merrill Lynch
                                                             Select Pricing(SM) System; Purchase
                                                             of Shares; Shareholder Services;
                                                             Additional Information; Inside Back
                                                             Cover Page
  Item 8.       Redemption or Repurchase.................  Fee Table; Merrill Lynch Select
                                                             Pricing(SM) System; Shareholder
                                                             Services; Purchase of Shares;
                                                             Redemption of Shares
  Item 9.       Pending Legal Proceedings................  Not Applicable

PART B
  Item 10.      Cover Page...............................  Cover Page
  Item 11.      Table of Contents........................  Back Cover Page
  Item 12.      General Information and History..........  General Information
  Item 13.      Investment Objectives and Policies.......  Investment Objective and Policies
  Item 14.      Management of the Fund...................  Management of the Company
  Item 15.      Control Persons and Principal Holders of
                  Securities.............................  Management of the Company
  Item 16.      Investment Advisory and Other Services...  Management of the Company; Purchase of
                                                             Shares; General Information
  Item 17.      Brokerage Allocation and Other
                  Practices..............................  Portfolio Transactions and Brokerage
  Item 18.      Capital Stock and Other Securities.......  General Information
  Item 19.      Purchase, Redemption and Pricing of
                  Securities Being Offered...............  Purchase of Shares; Redemption of
                                                             Shares; Determination of Net Asset
                                                             Value; Shareholder Services; General
                                                             Information
  Item 20.      Tax Status...............................  Dividends, Distributions and Taxes
  Item 21.      Underwriters.............................  Purchase of Shares
  Item 22.      Calculation of Performance Data..........  Performance Data
  Item 23.      Financial Statements.....................  Financial Statements

PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

JULY 29, 1997


                      MERRILL LYNCH HEALTHCARE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Healthcare Fund, Inc. (the "Company") is a non-diversified, open-end investment company that seeks long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The Company will pursue its investment objective by investing in a global portfolio of securities of companies in various stages of development. It is presently contemplated that the Company's assets will be primarily invested in the United States, Japan and Western Europe. Until the Company changed its investment objective on April 27, 1992, the Company was known as Sci/Tech Holdings, Inc. For more information on the Company's investment objective and policies, please see "Investment Objective and Policies" on page 13.


                            ------------------------

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Company offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 3.


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Company's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            ------------------------


     This Prospectus is a concise statement of information about the Company that is relevant to making an investment in the Company. This Prospectus should be retained for future reference. A statement containing additional information about the Company, dated July 29, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Company at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


                            ------------------------

               MERRILL LYNCH ASSET MANAGEMENT--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE
     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Company follows:


                                              CLASS A(a)             Class B(b)               Class C     Class D
                                              ----------    -----------------------------  -------------  -------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering
      price)................................     5.25%(c)               None                   None         5.25%(c)
    Sales Charge Imposed on Dividend
      Reinvestments.........................      None                  None                   None         None
    Deferred Sales Charge (as a percentage
      of original purchase price or
      redemption proceeds, whichever is
      lower)................................      None(d)   4.0% during the first year,    1.0% for one     None(d)
                                                            decreasing 1.0% annually          year(f)
                                                            thereafter to 0.0% after the
                                                            fourth year(e)
    Exchange Fee............................      None                  None                   None         None
ANNUAL COMPANY OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
    Investment Advisory Fees(g).............     1.00%                  1.00%                  1.00%        1.00%
    12b-1 Fees(h):
      Account Maintenance Fees..............      None                  0.25%                  0.25%        0.25%
      Distribution Fees.....................      None                  0.75%                  0.75%        None
                                                            (Class B shares convert to
                                                            Class D shares automatically
                                                            after approximately eight
                                                            years and cease being subject
                                                            to distribution fees)
    Other Expenses:
        Custodial Fees......................     0.03%                  0.03%                  0.03%        0.03%
        Shareholder Servicing Costs(i)......     0.25%                  0.29%                  0.31%        0.25%
        Other...............................     0.12%                  0.12%                  0.12%        0.12%
                                                 -----                  -----                  -----        -----
             Total Other Expenses...........     0.40%                  0.44%                  0.46%        0.40%
                                                 -----                  -----                  -----        -----
                                                 1.40%                  2.44%                  2.46%        1.65%
    Total Company Operating Expenses........     =====                  =====                  =====        =====


---------------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives-- Class A and Class D Shares"--page 25 and "Shareholder Services--Fee-Based Programs"--page 36.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 27.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 25.


(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 36.


(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 36.


(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 36.


(g) See "Management of the Company--Advisory and Management Arrangements"--page 21.


(h) See "Purchase of Shares--Distribution Plans"--page 30.


(i) See "Management of the Company--Transfer Agency Services"--page 22.

EXAMPLE:


                                                                           CUMULATIVE EXPENSES PAID
                                                                              FOR THE PERIOD OF:
                                                                   ----------------------------------------
                                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                   ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment including the maximum $52.50 initial sales charge
  (Class A and Class D shares only) and assuming (1) the Total
  Company Operating Expenses for each class set forth on page 2;
  (2) a 5% annual return throughout the periods and (3)
  redemption at the end of the period (including any applicable
  CDSC for Class B and Class C shares):
    Class A.....................................................    $ 66      $  94      $ 125       $212
    Class B.....................................................    $ 65      $  96      $ 130       $259*
    Class C.....................................................    $ 35      $  77      $ 131       $280
    Class D.....................................................    $ 68      $ 102      $ 137       $238
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.....................................................    $ 66      $  94      $ 125       $212
    Class B.....................................................    $ 25      $  76      $ 130       $259*
    Class C.....................................................    $ 25      $  77      $ 131       $280
    Class D.....................................................    $ 68      $ 102      $ 137       $238


---------------
* Assumes conversion to Class D shares approximately eight years after purchase.


     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Company will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Company's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."


                    MERRILL LYNCH SELECT PRICING(SM) SYSTEM


     The Company offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."



     Each Class A, Class B, Class C or Class D share of the Company represents an identical interest in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, and account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Company and, accordingly, such charges will not affect the net asset value of any other class nor have any impact on investors choosing another sales charge option. Dividends paid by the Company for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Company. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.



     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."



    ===========================================================================================================
                                                  ACCOUNT
                                                MAINTENANCE   DISTRIBUTION
    CLASS     SALES CHARGE(1)                       FEE            FEE              CONVERSION FEATURE
    -----------------------------------------------------------------------------------------------------------
      A     Maximum 5.25% initial sales
              charge(2)(3)                          No             No                       No
    -----------------------------------------------------------------------------------------------------------
      B     CDSC for a period of four years,
              at a rate of 4.0% during the
              first year, decreasing 1.0%                                      B shares convert to D shares
              annually to 0.0%(4)                  0.25%          0.75%      automatically after approximately
                                                                                      eight years(5)
    -----------------------------------------------------------------------------------------------------------
      C     1.0% CDSC for one year(6)              0.25%          0.75%                     No
    -----------------------------------------------------------------------------------------------------------
      D     Maximum 5.25% initial sales
              charge(3)                            0.25%           No                       No
    ===========================================================================================================


---------------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares-- Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Company are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Company in a shareholder account are entitled to purchase additional Class A shares in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."



Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Company's average net assets attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans, is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."



Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Company's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Company's Board of Directors and regulatory limitations.



Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Company's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."



     The following is a discussion of the factors that an investor should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his or her particular circumstances.



     Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.


     Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Company after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.


     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forego the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS


    The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Company by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended April 30, 1997 are included in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's most recent annual report to shareholders, which may be obtained, without charge, by calling or by writing the Company at the telephone number or address on the front cover of this Prospectus.


    The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                 -------------------------------------------------------------------------------
                                                                                                                        FOR THE
                                                                                                                         FIVE-
                                                                                                                         MONTH
                                                                                                                        PERIOD
                                                                    FOR THE YEAR ENDED APRIL 30,                         ENDED
                                                 -------------------------------------------------------------------   APRIL 30,
                                                   1997+         1996+          1995+         1994+          1993       1992+++
                                                 ---------     ----------     ---------     ---------     ----------   ---------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............ $    5.27     $     3.81     $    3.87     $    3.59     $    3.63    $    9.19
                                                   -------        -------       -------       -------       -------     --------
 Investment income (loss)--net..................       .02           (.01)         (.01)         (.02)          .02           --
 Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...........................       .40           1.67           .22           .31          (.06)         .88
                                                   -------        -------       -------       -------       -------     --------
Total from investment operations................       .42           1.66           .21           .29          (.04)         .88
                                                   -------        -------       -------       -------       -------     --------
Less dividends and distributions:
 Return of capital--net.........................        --             --            --            --            --        (3.97)
 Investment income--net.........................        --             --            --          (.01)           --           --
 Realized gain on investments--net..............      (.64)          (.20)         (.27)           --            --        (2.47)
                                                   -------        -------       -------       -------       -------     --------
Total dividends and distributions...............      (.64)          (.20)         (.27)         (.01)           --        (6.44)
                                                   -------        -------       -------       -------       -------     --------
Net asset value, end of period.................. $    5.05     $     5.27     $    3.81     $    3.87     $    3.59    $    3.63
                                                   =======        =======       =======       =======       =======     ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............     8.55%         44.01%         6.47%         8.19%        (1.10%)      10.96%#
                                                   =======        =======       =======       =======       =======     ========
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................     1.40%          1.53%         1.79%         1.55%         1.85%        1.56%*
                                                   =======        =======       =======       =======       =======     ========
Investment income (loss)--net...................      .32%          (.23%)        (.21%)        (.48%)         .48%        (.16%)*
                                                   =======        =======       =======       =======       =======     ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........ $ 121,529     $  132,083     $  69,650     $  70,753     $  63,528    $  61,132
                                                   =======        =======       =======       =======       =======     ========
Portfolio turnover..............................   125.94%        133.50%       196.91%       133.58%       103.06%      147.63%
                                                   =======        =======       =======       =======       =======     ========
Average commission rate paid##.................. $   .0803     $    .0977            --            --            --           --
                                                   =======        =======       =======       =======       =======     ========

                                                                              CLASS A
                                                 ---------------------------------------------------------------
                                                                FOR THE
                                                                 EIGHT-
                                                   FOR THE        MONTH
                                                    YEAR         PERIOD
                                                    ENDED         ENDED          FOR THE YEAR ENDED MARCH 31,
                                                  NOV. 30,      NOV. 30,      ----------------------------------
                                                    1991         1990++         1990        1989         1988
                                                  ---------     ---------     ---------   ---------   ----------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............  $    7.94     $    9.13     $    9.61   $   10.55   $    13.75
                                                   --------      --------      --------    --------     --------
 Investment income (loss)--net..................        .03           .05           .05         .15          .05
 Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions-- net...........................       2.08          (.75)          .96        (.12)         .11
                                                   --------      --------      --------    --------     --------
Total from investment operations................       2.11          (.70)         1.01         .03          .16
                                                   --------      --------      --------    --------     --------
Less dividends and distributions:
 Return of capital--net.........................         --            --            --          --           --
 Investment income--net.........................       (.03)         (.08)         (.07)       (.15)        (.01)
 Realized gain on investments--net..............       (.83)         (.41)        (1.42)       (.82)       (3.35)
                                                   --------      --------      --------    --------     --------
Total dividends and distributions...............       (.86)         (.49)        (1.49)       (.97)       (3.36)
                                                   --------      --------      --------    --------     --------
Net asset value, end of period..................  $    9.19     $    7.94     $    9.13   $    9.61   $    10.55
                                                   ========      ========      ========    ========     ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............     29.44%        (8.75%)#      11.36%       0.36%        2.02%
                                                   ========      ========      ========    ========     ========
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................      1.61%         1.77%*        1.61%       1.46%        1.41%
                                                   ========      ========      ========    ========     ========
Investment income (loss)--net...................       .27%          .62%*         .78%       1.07%         .48%
                                                   ========      ========      ========    ========     ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........  $ 125,979     $ 114,852     $ 140,635   $ 170,742   $  238,606
                                                   ========      ========      ========    ========     ========
Portfolio turnover..............................    206.29%       159.11%       122.57%     113.85%      107.52%
                                                   ========      ========      ========    ========     ========
Average commission rate paid##..................         --            --            --          --           --
                                                   ========      ========      ========    ========     ========


---------------
 *  Annualized.
 ** Total investment returns exclude the effect of sales loads.
 + Calculation is based on the average number of shares outstanding during the period.
 ++ The Company changed its fiscal year from March 31 to November 30.
+++ The Company changed its fiscal year from November 30 to April 30.
 #  Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                            CLASS B
                                            ------------------------------------------------------------------------
                                                                   FOR THE                               FOR THE
                                                                 YEAR ENDED                            FIVE-MONTH
                                                                  APRIL 30,                            PERIOD++++
                                            -----------------------------------------------------         ENDED
                                             1997+       1996+       1995+      1994+      1993+     APRIL 30, 1992+
                                            --------    --------    -------    -------    -------    ---------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....   $   4.67    $   3.43    $  3.55    $  3.31    $  3.38        $  9.01
                                            --------    --------    -------    -------    -------        -------
 Investment loss--net....................       (.03)       (.05)      (.04)      (.05)      (.01)          (.02)
 Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions--net.....................        .35        1.49        .19        .29       (.06)           .83
                                            --------    --------    -------    -------    -------        -------
Total from investment operations.........        .32        1.44        .15        .24       (.07)           .81
                                            --------    --------    -------    -------    -------        -------
Less dividends and distributions:
 Return of capital--net..................         --          --         --         --         --          (3.97)
 Investment income--net..................         --          --         --         --         --             --
 Realized gain on investments--net.......       (.59)       (.20)      (.27)        --         --          (2.47)
                                            --------    --------    -------    -------    -------        -------
Total dividends and distributions........       (.59)       (.20)      (.27)        --         --          (6.44)
                                            --------    --------    -------    -------    -------        -------
Net asset value, end of period...........   $   4.40    $   4.67    $  3.43    $  3.55    $  3.31        $  3.38
                                            ========    ========    =======    =======    =======        =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......      7.44%      42.46%      5.29%      7.25%     (2.07%)        10.26%#
                                            ========    ========    =======    =======    =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........      2.44%       2.55%      2.85%      2.56%      2.89%          2.58%*
                                            ========    ========    =======    =======    =======        =======
Expenses.................................      2.44%       2.55%      2.85%      2.56%      2.89%          2.58%*
                                            ========    ========    =======    =======    =======        =======
Investment loss--net.....................      (.72%)     (1.24%)    (1.29%)    (1.52%)     (.41%)        (1.02%)*
                                            ========    ========    =======    =======    =======        =======
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........................   $178,025    $207,413    $79,485    $63,692    $33,071        $ 5,356
                                            ========    ========    =======    =======    =======        =======
Portfolio turnover.......................    125.94%     133.50%    196.91%    133.58%    103.06%        147.63%
                                            ========    ========    =======    =======    =======        =======
Average commission rate paid##...........   $  .0803    $  .0977         --         --         --             --
                                            ========    ========    =======    =======    =======        =======

                                                                           CLASS B
                                           ------------------------------------------------------------------------
                                                                                                        FOR THE
                                                                  FOR THE                               PERIOD
                                              FOR THE          EIGHT- MONTH+++       FOR THE           OCT. 21,
                                            YEAR ENDED          PERIOD ENDED       YEAR ENDED          1988++ TO
                                           NOV. 30, 1991       NOV. 30, 1990     MARCH 31, 1990+    MARCH 31, 1989+
                                           -------------       --------------    ---------------    ---------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....     $  7.84             $   9.05           $  9.57            $ 10.24
                                              -------              -------           -------            -------
 Investment loss--net....................        (.03)                (.01)             (.06)              (.02)
 Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions--net.....................        2.03                 (.75)              .97               (.06)
                                              -------              -------           -------            -------
Total from investment operations.........        2.00                 (.76)              .91               (.08)
                                              -------              -------           -------            -------
Less dividends and distributions:
 Return of capital--net..................          --                   --                --                 --
 Investment income--net..................          --                 (.04)             (.01)              (.06)
 Realized gain on investments--net.......        (.83)                (.41)            (1.42)              (.53)
                                              -------              -------           -------            -------
Total dividends and distributions........        (.83)                (.45)            (1.43)              (.59)
                                              -------              -------           -------            -------
Net asset value, end of period...........     $  9.01             $   7.84           $  9.05            $  9.57
                                              =======              =======           =======            =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......      28.30%               (9.37%)#          10.23%              2.43%#
                                              =======              =======           =======            =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........       2.63%                2.82%*            2.60%              2.38%*
                                              =======              =======           =======            =======
Expenses.................................       2.63%                2.82%*            2.68%              2.38%*
                                              =======              =======           =======            =======
Investment loss--net.....................       (.79%)               (.36%)*           (.31%)             (.33%)*
                                              =======              =======           =======            =======
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)..........................     $ 6,007             $  3,222           $ 2,412            $   342
                                              =======              =======           =======            =======
Portfolio turnover.......................     206.29%              159.11%           122.57%            113.85%
                                              =======              =======           =======            =======
Average commission rate paid##...........          --                   --                --                 --
                                              =======              =======           =======            =======


---------------
  + Calculation is based on the average number of shares outstanding during the period.
 ++ Commencement of Operations.
 +++ The Company changed its fiscal year from March 31 to November 30.
++++ The Company changed its fiscal year from November 30 to April 30.
  * Annualized.
 ** Total investment returns exclude the effect of sales loads.
 # Aggregate total investment return.

 ## For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                   CLASS C++                           CLASS D++
                                                    ---------------------------------------     ------------------------
                                                                            FOR THE PERIOD
                                                        FOR THE YEAR          OCTOBER 21,             FOR THE YEAR
                                                       ENDED APRIL 30,           1994+              ENDED APRIL 30,
                                                    ---------------------    TO APRIL 30,       ------------------------
                                                      1997        1996           1995             1997           1996
                                                    ---------   ---------   ---------------     ---------      ---------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $    4.68   $    3.43      $   3.27         $    5.13      $    3.72
                                                      -------     -------       -------           -------        -------
 Investment loss--net.............................       (.04)       (.05)         (.04)               --###        (.02)
 Realized and unrealized gain on investments
   and foreign currency transactions--net.........        .35        1.50           .20               .39           1.63
                                                      -------     -------       -------           -------        -------
Total from investment operations..................        .31        1.45           .16               .39           1.61
                                                      -------     -------       -------           -------        -------
Less distributions from realized gain on
 investments--net.................................       (.59)       (.20)           --              (.63)          (.20)
                                                      -------     -------       -------           -------        -------
Net asset value, end of period....................  $    4.40   $    4.68      $   3.43         $    4.89      $    5.13
                                                      =======     =======       =======           =======        =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................      7.28%      42.76%         4.89%#            8.11%         43.74%
                                                      =======     =======       =======           =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................      2.46%       2.52%         3.28%*            1.65%          1.75%
                                                      =======     =======       =======           =======        =======
Investment income (loss)--net.....................      (.76%)     (1.19%)       (2.13%)*            .06%          (.44%)
                                                      =======     =======       =======           =======        =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........  $  17,762   $  20,761      $  1,816         $  18,318      $  21,564
                                                      =======     =======       =======           =======        =======
Portfolio turnover................................    125.94%     133.50%       196.91%           125.94%        133.50%
                                                      =======     =======       =======           =======        =======
Average commission rate paid##....................  $   .0803   $   .0977            --         $   .0803      $   .0977
                                                      =======     =======       =======           =======        =======


                                                     FOR THE PERIOD
                                                    OCTOBER 21, 1994+
                                                      TO APRIL 30,
                                                          1995
                                                    -----------------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $   3.61
                                                        -------
 Investment loss--net.............................         (.02)
 Realized and unrealized gain on investments
   and foreign currency transactions--net.........          .13
                                                        -------
Total from investment operations..................          .11
                                                        -------
Less distributions from realized gain on
 investments--net.................................           --
                                                        -------
Net asset value, end of period....................     $   3.72
                                                        =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................        3.05%#
                                                        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        2.44%*
                                                        =======
Investment income (loss)--net.....................       (1.23%)*
                                                        =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........     $  4,386
                                                        =======
Portfolio turnover................................      196.91%
                                                        =======
Average commission rate paid##....................           --
                                                        =======


---------------
   + Commencement of Operations.
  ++ Calculation is based on the average number of shares outstanding during the period.
   * Annualized.
  ** Total investment returns exclude the effect of sales loads.
  # Aggregate total investment return.

 ## For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.


### Amount is less than $.01 per share.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


     International Investments. Investments on an international basis involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. The Company may invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, and changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Company's assets denominated in those currencies and the Company's yield on such assets. The rates of exchange between the dollar and other currencies are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments, the level of interest and inflation rates and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, many of the securities held by the Company will not be registered with the Commission nor will the issuers thereof be subject to the Commission's reporting requirements.



     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investments in those countries. There may be less publicly available information about foreign companies than about U.S. companies, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. See "Additional Information--Taxes."


     Foreign financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Company are uninvested and no return is earned thereon. The inability of the Company to make intended security purchases due to settlement problems could cause the Company to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Company due to subsequent declines in value of the portfolio security or, if the Company has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

     Investments in Healthcare. Healthcare oriented investment companies such as the Company, as with other sector funds, may be subject to rapidly changing asset inflows and outflows. Moreover, the Company's investments in securities of healthcare related companies present certain risks that may not exist to the same degree as in other types of investments. While the Company will invest in the securities of entities in several different industries considered by management of the Company to be healthcare related, many of those entities share common characteristics that may affect an investment in the Company. For example, industries throughout the healthcare field include many smaller and less seasoned companies. These types of companies may present greater opportunities for capital appreciation, but may also involve greater risks. Such companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. In addition, the securities of smaller companies may be subject to more volatile market movements than the securities of larger, more established companies. The companies in which the Company invests are also strongly affected by worldwide scientific or technological developments and are companies whose products may rapidly fall into obsolescence. Even though such companies may be involved in different aspects of the more general healthcare area, the Company's focus on this area increases the degree to which it may be affected by new developments. Many of such companies may offer products or services that are subject to governmental regulation and may, therefore, be affected adversely by governmental policies.


     A number of legislative proposals concerning healthcare have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid healthcare plans. The Company is unable to predict the effect of any of these proposals, if enacted.


     Other Considerations. The operating expense ratio of the Company can be expected to be higher than that of an investment company investing exclusively in U.S. securities because of the higher expenses incurred by the Company, in such areas as custodial costs and advisory fees. The Company operates as a non-diversified investment company. See "Investment Objective and Policies--Other Investment Practices--Non-Diversified Status." To the extent that the Company assumes large positions in the securities of a small number of issuers, the Company's total return may fluctuate to a greater degree than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. Other special considerations are that the Company may invest up to 15% of its total assets in illiquid securities (including venture capital investments), that certain foreign investments may be subject to foreign withholding taxes and that the Company may invest more than 5% of its assets in securities issued or guaranteed by certain foreign governments.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to seek long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The Company will pursue this objective by investing in a global portfolio of securities of companies in various stages of development. The Company may, however, for defensive purposes, invest in non-convertible fixed income securities, including money market securities. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. There can be no assurance that the investment objective of the Company will be realized. The investment objective of the Company described in the first sentence of this paragraph is a fundamental policy of the Company and may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities.


     The investment objective of the Company is based upon the belief that advances in healthcare are providing companies throughout the world with opportunities to develop innovative products and services and that investment in such companies offers significant long-term growth possibilities. While the Company will seek investments that have a healthcare orientation, it will maintain a flexible approach as to the types of industries in which it will invest, and it will not invest more than 25% of its total assets in any one industry. Thus, the Company will invest in companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with healthcare or medicine. Such companies may be in a variety of industries and may include pharmaceutical companies; companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical, diagnostic and biochemical research and development; and companies involved in the ownership and/or operation of healthcare facilities. The Company may invest up to 15% of its total assets (together with all other illiquid investments) in venture capital investments in new and early stage companies whose securities are illiquid.



     The Company will invest in a global portfolio of securities of companies located throughout the world. While there are no prescribed limits on geographic asset distribution, based upon the public market values and anticipated scientific innovations, it is presently contemplated that a majority of the Company's assets will be invested at all times in the securities of issuers domiciled in the United States, Japan and Western Europe. Western European countries include, among others, the United Kingdom, Germany, The Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. Under certain adverse investment conditions, the Company may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in the U.S. securities markets.



     Investment emphasis will be on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks and rights to subscribe for common stocks. The Company anticipates that under normal conditions at least 65% of its total assets will be invested in healthcare companies. The Company reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other types of securities, the issuers of which may not be involved in healthcare, including non-convertible preferred stocks and investment grade debt securities and government and money market securities, in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant.

     The Company also may invest in securities subject to repurchase agreements with banks or securities firms if the underlying securities are those that otherwise qualify for investment by the Company and if, as a result thereof, not more than 15% of the Company's total assets would be invested in illiquid securities, including repurchase agreements maturing in more than seven days. The Company may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. The Company may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, the market value of such ADRs may not reflect such information.


HEDGING TECHNIQUES


     The Company may engage in various strategies to hedge its portfolio against investment, interest rate and currency risks. These strategies include the use of options on portfolio securities, stock index options, stock index futures, financial futures, currency futures, options on such futures and forward foreign exchange transactions. The Company may enter into such transactions only in connection with its hedging strategies. While the net asset value of the Company's shares will fluctuate and no assurance can be given that the Company's hedging transactions will be effective, the Investment Adviser believes that the ability of the Company to engage in these hedging transactions will enhance the Company's ability to reduce the volatility of the net asset value of its shares. Furthermore, the Company will engage in hedging activities only from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.



     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Option, Futures and Currency Transactions"), the Investment Adviser believes that, because the Company will engage in these transactions only for hedging purposes, the options and futures portfolio strategies of the Company will not subject the Company to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Company's ability to engage in the hedging transactions and strategies described below.


     Set forth below is a description of the hedging instruments that the Company may utilize with respect to investment, interest rate and currency risks.


     Writing Covered Call Options. The Company is authorized to purchase and write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Company, in return for a premium, gives another party a right to buy specified securities owned by the Company on or before a specified future date and at a specified price set at the time of the contract. By writing covered call options, the Company gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.


     In addition, the Company's ability to sell the underlying security will be limited while the option is in effect unless the Company effects a closing purchase transaction. A closing purchase transaction cancels out the Company's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.


     Purchasing Put Options. The Company is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Company has a right to sell the underlying security at the stated exercise price, thus limiting the Company's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Company's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Company will not purchase put options on securities (including stock index options discussed below) if as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Company would exceed 5% of the market value of the Company's total assets.



     Stock or Other Financial Index Options and Futures. The Company is authorized to engage in transactions in stock or other financial index options and futures (including futures on government bonds), and related options on such futures. The Company may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock price movements in the securities in which the Company invests. Options on indices are similar to options on securities except that on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Company may invest in stock or other financial index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.



     The Company may also purchase and sell stock or other financial index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. The Company may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Company in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."



     The Company is authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Company's securities portfolio that might otherwise result. When the Company is not fully invested in any particular securities markets and anticipates a significant market advance, it would be able to purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Company intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Company does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Company will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Company experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.


     The Company is also authorized to purchase and write call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Company enters into futures transactions. The Company may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Company can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Company intends to purchase.


     The Company is also authorized to engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.


     The Company is authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company. As an illustration, the Company may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Company can purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Company may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Company gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that "spreads" of the type which may be utilized by the Company constitute hedging transactions and are consistent with the policies described above.


     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Company will not speculate in foreign currency options, futures or related options. Accordingly, the Company will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency, and in the case of securities which have been sold by the Company but not yet delivered, the proceeds thereof in its denominated currency. The Company will not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.


     Forward Foreign Exchange Transactions. The Company has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Company's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Company accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Company or the payment of dividends and distributions by the Company. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Company will not attempt to hedge all of its foreign portfolio positions. If the Company enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Company in an amount equal to the value of the Company's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or liquid securities will be placed in the account so that the value of the account will equal the amount of the Company's commitment with respect to such contracts.


     Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Company provide that the futures trading activities described herein will not result in the Company being deemed a "commodity pool" as defined under such regulations if the Company adheres to certain restrictions. In particular, the Company may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.


     When the Company purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Company's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.



     Restrictions on OTC Options. The Company will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceeds 15% of the total assets of the Company, taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Risk Factors in Option, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Company will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Company may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Company may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.



     The Company intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Company's ability to effectively hedge its portfolio. There is also the risk of loss by the Company of margin deposits or collateral in the event of bankruptcy of a broker with whom the Company has an open position in an option, a futures contract or related option.



     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Company's portfolio.

     Because the Company will engage in the options and futures transactions described above solely in connection with its hedging activities, the Investment Adviser does not believe that such options and futures transactions necessarily will have any significant effect on the Company's portfolio turnover.

OTHER INVESTMENT PRACTICES


     Non-Diversified Status. The Company is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Company is not limited by such Act in the proportion of its assets that it may invest in the securities of a single issuer. The Company's investments will be limited, however, in order to qualify for the special tax treatment afforded a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information--Taxes." To qualify, the Company must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Company's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Company will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code and are considered obligations of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Company assumes large positions in the securities of a small number of issuers, the Company's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Company may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.



     Portfolio Transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available. The Company has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Company will endeavor to achieve the best net results in effecting its portfolio transactions. The Company may pay brokerage commissions to (i) a broker which is an affiliated person of the Company, (ii) a broker which is an affiliated person of such an affiliated person and (iii) a broker an affiliated person of which is an affiliated person of the Company, its Investment Adviser or the Distributor. The Investment Adviser may allocate brokerage transactions in a manner that takes into account the sale of investment company securities.



     Portfolio Turnover. The Company may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Company during the particular fiscal year. A high portfolio turnover rate involves certain tax consequences and greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Company.



     Lending of Portfolio Securities. The Company may from time to time lend securities from its portfolio, with a value not exceeding 10% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. During the period of such a loan, the Company receives the income on both the loaned securities and the collateral and thereby increases its yield.


INVESTMENT RESTRICTIONS


     The Company has adopted the following restrictions and policies relating to the investment of its assets and its activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). Among its fundamental policies, the Company may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Company may not borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Company shares. In addition, the Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Company. Such leveraging or borrowing increases the Company's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.



     As a non-fundamental policy, the Company will not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 15% of the Company's total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Company may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities that are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

     The Board of Directors of the Company consists of six individuals, five of whom are not "interested persons" of the Company as defined in the Investment Company Act. The Board of Directors of the Company is responsible for the overall supervision of the operations of the Company and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of the Company are:

     ARTHUR ZEIKEL*--President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; and Director of the Distributor.

     DONALD CECIL--Special Limited Partner of Cumberland Partners (an investment partnership).

     EDWARD H. MEYER--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

     CHARLES C. REILLY--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

     RICHARD R. WEST--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

     EDWARD D. ZINBARG--Former Executive Vice President of The Prudential Insurance Company of America.
---------------
* Interested person, as defined in the Investment Company Act, of the Company.

ADVISORY AND MANAGEMENT ARRANGEMENTS


     MLAM acts as the investment adviser to the Company. The Investment Adviser is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser or its affiliate, FAM, acts as the investment adviser to more than 140 registered investment companies. As of June 30, 1997, the Investment Adviser and FAM had a total of approximately $256.6 billion in investment company and other portfolio assets under management, including assets of certain affiliates.



     As compensation for its services to the Company, the Investment Adviser receives monthly compensation at the annual rate of 1.0% of the Company's average daily net assets. This fee is higher than that paid by most mutual funds, but the Investment Adviser believes it is justified by the special investment focus of the Company. For the fiscal year ended April 30, 1997, the fee paid by the Company to the Investment Adviser was $3,764,088 (based on average net assets of approximately $376.4 million).



     Subject to the direction of the Directors, the Investment Adviser is responsible for the actual management of the Company's portfolio and constantly reviews the Company's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and personnel necessary for management of the Company.

     The Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), a wholly owned, indirect subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee computed at an annual rate to be determined from time to time between the Investment Adviser and MLAM U.K. for providing investment advisory services to the Investment Adviser with respect to the Company.



     Jordan C. Schreiber, Vice President of the Company, is the Company's Portfolio Manager. Mr. Schreiber has been a Vice President and Portfolio Manager of the Investment Adviser and its predecessor since 1983. Mr. Schreiber has been primarily responsible for the day-to-day management of the Company's investment portfolio since 1983.



     The Company pays certain expenses incurred in its operations, including, among other things, taxes; expenses for legal and auditing services; and costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal year ended April 30, 1997, the Company reimbursed the Investment Adviser $103,336 for accounting services. For the same period, the ratio of total expenses to average net assets was 1.40% for Class A shares, 2.44% for Class B shares, 2.46% for Class C shares and 1.65% for Class D shares.


CODE OF ETHICS


     The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Company's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended April 30, 1997, the Company paid the Transfer Agent $1,039,374 pursuant to the Transfer Agency Agreement.


                               PURCHASE OF SHARES


     The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares of the Company. Shares of the Company are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Company may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.



     The Company is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Company next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. The Company or the Distributor may suspend the continuous offering of the Company's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Company. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.



     The Company issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Company with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 3.



     Each Class A, Class B, Class C and Class D share of the Company represents identical interests in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Company and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Company for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."



     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Company. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.


     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

-------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------
                                                    Account
                                                  Maintenance Distribution
     CLASS   SALES CHARGE(1)                          Fee          Fee       Conversion Feature
    -----------------------------------------------------------------------------------------------------
     A     Maximum 5.25% initial sales
             charge(2)(3)                             No           No        No
    -----------------------------------------------------------------------------------------------------
     B     CDSC for a period of four years, at a
             rate of 4.0% during the first year,                             B shares convert to D shares
             decreasing 1.0% annually to 0.0%(4)     0.25%        0.75%          automatically after
                                                                             approximately eight years(5)
    -----------------------------------------------------------------------------------------------------
     C     1.0% CDSC for one year(6)                 0.25%        0.75%      No
    -----------------------------------------------------------------------------------------------------
     D     Maximum 5.25% initial sales charge(3)     0.25%         No        No
    -----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."


(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.


(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten year conversion period. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.


                                                                      SALES LOAD AS         DISCOUNT TO
                                                  SALES LOAD AS       PERCENTAGE* OF      SELECTED DEALERS
                                                PERCENTAGE OF THE     THE NET AMOUNT      AS PERCENTAGE OF
              AMOUNT OF PURCHASE                 OFFERING PRICE          INVESTED        THE OFFERING PRICE
----------------------------------------------  -----------------     --------------     ------------------
Less than $25,000.............................         5.25%               5.54%                5.00%
$25,000 but less than $50,000.................         4.75                4.99                 4.50
$50,000 but less than $100,000................         4.00                4.17                 3.75
$100,000 but less than $250,000...............         3.00                3.09                 2.75
$250,000 but less than $1,000,000.............         2.00                2.04                 1.80
$1,000,000 and over**.........................         0.00                0.00                 0.00



---------------

 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A purchases by certain retirement plan investors and in connection with certain fee-based programs. If the sales charge is waived, in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.



     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Company will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the fiscal year ended April 30, 1997, the Company sold 10,271,437 Class A shares for aggregate net proceeds of $53,025,059. The gross sales charges for the sale of Class A shares of the Company for that year were $14,807, of which $1,883 and $12,924 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver.



     During the fiscal year ended April 30, 1997, the Company sold 4,556,042 Class D shares for aggregate net proceeds of $22,861,805. The gross sales charges for the sale of Class D shares of the Company for that year were $77,021, of which $3,748 and $73,273 were received by the Distributor and Merrill Lynch, respectively. During such period, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Company in a shareholder account, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Company in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Company. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Company also may purchase Class A shares of the Company if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Company and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Company and certain other MLAM-advised mutual funds.



     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."



     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest in shares of the Company the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.



     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.



     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Company and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."


     Class B and Class C shares are sold without an initial sales charge so that the Company will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Company in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Company to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Company exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.


     Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:

                                                                           CLASS B CDSC
                                                                         AS A PERCENTAGE
                                                                         OF DOLLAR AMOUNT
                              YEAR SINCE PURCHASE                           SUBJECT TO
                                 PAYMENT MADE                                 CHARGE
        ---------------------------------------------------------------  ----------------
               0-1.....................................................        4.00%
               1-2.....................................................        3.00
               2-3.....................................................        2.00
               3-4.....................................................        1.00
               4 and thereafter........................................        0.00


For the fiscal year ended April 30, 1997, the Distributor received CDSCs of $774,273 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.


     To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased after October 21, 1994).



     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares purchased within eligible Employee Access(SM) Accounts. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services-- Fee-Based Programs."



     Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended April 30, 1997, the Distributor received CDSCs of $21,653 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.



     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.



     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Company. Class D shares are subject to an ongoing account maintenance fee of 0.25% of the Class D net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Company in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Company held in the account on the Conversion Date will be converted to Class D shares of the Company.

     Share certificates for Class B shares of the Company to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.


     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.



     The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services--Fee-Based Programs."


DISTRIBUTION PLANS

     The Company has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Company to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Company pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Company attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Company also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Company attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Company, including payments to financial consultants for selling Class B and Class C shares of the Company. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Company in that the deferred sales charges provide for the financing of the distribution of the Company's Class B and Class C shares.


     For the fiscal year ended April 30, 1997, the Company paid the Distributor $2,009,526 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $201.0 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended April 30, 1997, the Company paid the Distributor $216,019 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $21.6 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended April 30, 1997, the Company paid the Distributor $52,139 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $20.9 million) all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.



     The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.



     As of December 31, 1996, with respect to Class B shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since October 21, 1988 (commencement of operations) exceeded fully allocated accrual revenues for such period by approximately $1,596,000 (.79% of Class B net assets at that date). As of April 30, 1997, with respect to Class B shares, direct cash revenues for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by approximately $3,580,371 (2.01% of Class B net assets at that date). As of December 31, 1996, with respect to Class C shares, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since October 21, 1994 (commencement of operations) exceeded fully allocated accrual revenues for such period by approximately $43,000 (.19% of Class C net assets at that date). As of April 30, 1997, with respect to Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by approximately $227,209 (1.28% of Class C net assets at that date).


     The Company has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Company will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into

Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Company, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Company to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Company will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Company rather than to the Distributor; however, the Company will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


                              REDEMPTION OF SHARES

     The Company is required to redeem for cash all shares of the Company on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Company at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Company. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signatures on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Company may be requested to redeem shares for which it has not yet received good payment. The Company may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

     The Company also will repurchase shares through a shareholder's listed securities dealer. The Company normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the orders by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 P.M., New York time) on the day received and such request is received by the Company from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Company not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.


     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Company (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Company. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Company reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Company may redeem shares as set forth above.


     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES


     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Company at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor.

Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES


     The Company offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Company. Certain of such services are not available to investors who place purchase orders for the Company's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Company, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.



INVESTMENT ACCOUNT



     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent.



     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Company, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to a new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Company, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


SYSTEMATIC WITHDRAWAL PLANS


     A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.


AUTOMATIC INVESTMENT PLANS



     Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Company in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS



     All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Company, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or telephone call (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.



EXCHANGE PRIVILEGE



     U.S. shareholders of each class of shares of the Company have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.



     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Company for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds

Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Company that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Company. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Company is "tacked" to the holding period for the newly acquired shares of the other fund.


     Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

     Class B shareholders of the Company exercising the exchange privilege will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Company acquired through use of the exchange privilege will be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.


     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services-- Exchange Privilege" in the Statement of Additional Information.



FEE-BASED PROGRAMS



     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

     From time to time the Company may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Company with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Company will include performance data for all classes of shares of the Company in any advertisement or information including performance data of the Company.


     The Company also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Company's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Company at the beginning of each specified period.

     Total return figures are based on the Company's historical performance and are not intended to indicate future performance. The Company's total return will vary depending on market conditions, the securities comprising the Company's portfolio, the Company's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Company will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Company may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Company may include the Company's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Company's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Company's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Company's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Company at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Company or received in cash. From time to time, the Company may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.



     Gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Company's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Company would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in Company shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Company shares (assuming that the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information--Taxes."

TAXES


     The Company intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Company (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Company intends to distribute substantially all of such income.


     Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Company. Not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Company's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Company pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by its shareholders on December 31 of the year in which such dividend was declared.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Dividends and interest received by the Company may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Company. If more than 50% in value of the Company's total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Company will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Company's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Company will report annually to its shareholders the amount per share of such withholding taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Company's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Company shares, and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Company shares (assuming the shares were held as a capital asset).

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Company.

DETERMINATION OF NET ASSET VALUE


     Net asset value per share for all classes of the Company is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading or on such other day that there is sufficient trading in portfolio securities that the net asset value of the Company's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.



     The net asset value is computed by dividing the sum of the value of the securities held by the Company plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fee payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.



     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Company writes an option, the amount of the premium received is recorded on the books of the Company as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Company are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

ORGANIZATION OF THE COMPANY

     Until April 27, 1992, the Company was known as Sci/Tech Holdings, Inc. ("Sci/Tech"), a Merrill Lynch sponsored diversified, open-end investment company. Sci/Tech invested primarily in the equity securities of companies engaged in science and technology. After receiving the approval of its shareholders, Sci/Tech transferred all of its technology oriented securities and certain other assets (and certain of its liabilities) in exchange for all the shares of Merrill Lynch Technology Fund, Inc. ("Technology Fund") (other than shares held by Technology Fund's investment adviser representing Technology Fund's seed capital), which Sci/Tech distributed pro rata to its shareholders (the "Reorganization"). As part of the Reorganization, Sci/Tech shareholders approved a change in its investment objective and certain other matters.


     The Company was incorporated under Maryland law on October 29, 1982. At the date of this Prospectus, it has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Company and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Company has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Directors of the Company may classify and reclassify the shares of the Company into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Company and in the net assets of the Company upon liquidation or dissolution after satisfaction of outstanding liabilities, except that as noted above, the Class B, Class C and Class D shares bear certain additional expenses. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Company. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                         Merrill Lynch Financial Data Services, Inc.
                         P.O. Box 45289
                         Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Company at the address or telephone number set forth on the cover page of this Prospectus.

                    [This page is intentionally left blank.]

       MERRILL LYNCH HEALTHCARE FUND, INC. -- AUTHORIZATION FORM (PART 1)
--------------------------------------------------------------------------------

NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT(SM) Program. You may request a Merrill Lynch Blueprint(SM) Program application by calling (800) 637-3766.
--------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION

   I, being of legal age, wish to purchase: (choose one)
   [ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class D shares of Merrill Lynch Healthcare Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

   Basis for establishing an Investment Account:

      A. I enclose a check for $.......... payable to Merrill Lynch Financial
   Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

      B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)

   1. ..................................  4. ..................................

   2. ..................................  5. ..................................

   3. ..................................  6. ..................................

Name............................................................................
     First Name                    Initial                   Last Name

Name of Co-Owner (if any).......................................................
                      First Name           Initial           Last Name

Address.........................................................................

 .............................................................  Date.............
                                            (Zip Code)

Occupation .........................................   Name and Address of Employer.................................................


                                                       .............................................................................

 ...................................................    .............................................................................

                 Signature of Owner                                           Signature of Co-Owner (if any)


(In the case of co-owner, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
--------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTION

                        Ordinary Income Dividends                            Long-Term Capital Gains
                        ---------------------------------                    ---------------------------------
                        SELECT  [ ]     Reinvest                             SELECT  [ ]     Reinvest
                        ONE:    [ ]     Cash                                 ONE:    [ ]     Cash
                        ---------------------------------                    ---------------------------------

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.

IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU:
[ ] Check or [ ] Direct Deposit to bank account

IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:

I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Healthcare Fund, Inc. Authorization Form.

SPECIFY TYPE OF ACCOUNT (check one): [ ] checking [ ] savings

Name on your account............................................................

Bank Name.......................................................................

Bank Number .............................. Account Number.......................

Bank Address....................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor..........................................................

Signature of Depositor ................................ Date....................
(if joint account, both must sign)

NOTE: If direct deposit to bank account is selected, your blank, unsigned check marked "VOID" or a deposit slip from your savings account should accompany this application.

        MERRILL LYNCH HEALTHCARE FUND, INC. -- AUTHORIZATION FORM (PART
                               1) -- (CONTINUED)
--------------------------------------------------------------------------------

3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

            Social Security Number or Taxpayer Identification Number

   Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

   INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .............................................................         ............................................................
                      Signature of Owner                                             Signature of Co-Owner (if any)

--------------------------------------------------------------------------------

4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

                                                                                        ......................, 19 . . . .
Dear Sir/Madam:                                                                                   Date of initial purchase

   Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Healthcare Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

[ ] $25,000    [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $1,000,000

   Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Healthcare Fund, Inc. Prospectus.

   I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Healthcare Fund, Inc. held as security.

By:..............................................................  ...............................................................
Signature of Owner                                                 Signature of Co-Owner
                                                                   (If registered in joint names, both must sign)

   In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name ...................................................          (2) Name....................................................

Account Number ............................................           Account Number..............................................

--------------------------------------------------------------------------------

5. FOR DEALER ONLY

                         Branch Office, Address, Stamp
                ===============================================




                ===============================================

This form when completed should be mailed to:

    Merrill Lynch Healthcare Fund, Inc.
    c/o Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, Florida 32232-5289

We hereby authorize Merrill Lynch Funds Distributor, Inc. to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases or sales made under a Letter of Intention, Automatic Investment Plan or Systematic Withdrawal Plan. We guarantee the Shareholder's signature.

 ...............................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

---------                    ------------

                                                  ..............................
---------                    ------------
Branch-Code                    F/C No.            F/C Last Name
---------                     ---------------

---------                     ---------------
         Dealer's Customer A/C No.

       MERRILL LYNCH HEALTHCARE FUND, INC. -- AUTHORIZATION FORM (PART 2)
--------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLAN ONLY.
--------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION

                                                                                           ------------------------------------

Name of Owner.......................................................................
                                                                                           ------------------------------------
                                                                                                     Social Security No.
                                                                                             or Taxpayer Identification Number
Name of Co-Owner (if any)...........................................................

Address.............................................................................

 ....................................................................................       Account Number......................
                                                                                           (if existing account)

Name of Owner.......................................................................

Name of Co-Owner (if any)...........................................................

Address.............................................................................

 ....................................................................................


--------------------------------------------------------------------------------
2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

   MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [ ] Class A or [ ] Class D shares in Merrill Lynch Healthcare Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [ ] Monthly on the 24th day of each month, or [ ] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on ________________ or as soon as possible thereafter.
                         (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE):
[ ] $________ or [ ] ____% of the current value of
[ ] Class A or [ ] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [ ] check or [ ] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a) I hereby authorize payment by check
   [ ] as indicated in Item 1.
   [ ] to the order of..........................................................

Mail to (check one)
   [ ] the address indicated in Item 1.
   [ ] Name (please print)......................................................

Address.........................................................................

     ...........................................................................

Signature of Owner..............................................................

Date............................................................................

Signature of Co-Owner (if any)..................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [ ] checking [ ] savings

Name on your Account............................................................

Bank Name.......................................................................

Bank Number .............................................................
Account Number..................................................................

Bank Address....................................................................

          ......................................................................

Signature of Depositor..........................................................

Date............................................................................

Signature of Depositor..........................................................

(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

        MERRILL LYNCH HEALTHCARE FUND, INC. -- AUTHORIZATION FORM (PART
                               2) -- (CONTINUED)
--------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

   I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)
[ ] Class A shares  [ ] Class B shares  [ ] Class C shares  [ ] Class D shares of Merrill Lynch Healthcare Fund, Inc. subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                  MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

You are hereby authorized to draw an ACH debit each month on my bank account for investment in Merrill Lynch Healthcare Fund, Inc., as indicated below:

   Amount of each check or ACH debit $..........................................

   Account Number...............................................................
Please date and invest ACH debits on the 20th of each month

beginning ________________ or as soon thereafter as possible.
            (month)

   I agree that you are drawing these ACH debits voluntarily at my request and that you shall not be liable for any loss arising from any delay in preparing or failure to prepare any such check or debit. If I change banks or desire to terminate or suspend this program, I agree to notify you promptly in writing. I hereby authorize you to take any action to correct erroneous ACH debits of my bank account or purchases of fund shares including liquidating shares of the fund and credit my bank account. I further agree that if a check or debit is not honored upon presentation, Merrill Lynch Financial Data Services, Inc. is authorized to discontinue immediately the Automatic Investment Plan and to liquidate sufficient shares held in my account to offset the purchase made with the returned check or dishonored debit.

 .................      .......................................
     Date                      Signature of Depositor

                     .......................................
                              Signature of Depositor
                         (If joint account, both must sign)
                    AUTHORIZATION TO HONOR ACH DEBITS DRAWN
                 BY MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

To..........................................................................Bank
                               (Investor's Bank)

Bank Address....................................................................

City .......... State .......... Zip............................................
As a convenience to me, I hereby request and authorize you to pay and charge to my account ACH debits drawn on my account by and payable to Merrill Lynch Financial Data Services, Inc. I agree that your rights in respect to each such debit shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing. Until you receive such notice, you shall be fully protected in honoring any such debit. I further agree that if any such debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability.

 .................      .......................................
     Date                      Signature of Depositor

 .................      .......................................
 Bank Account                  Signature of Depositor

  Number                (If joint account, both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                               INVESTMENT ADVISER
                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR
                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                            The Chase Manhattan Bank

                           Global Securities Services
                      4 Chase MetroTech Center, 18th Floor
                            Brooklyn, New York 11245

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           -------------------------

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Fee Table................................   2
Merrill Lynch Select Pricing(SM)
  System.................................   3
Financial Highlights.....................   8
Risk Factors and Special
  Considerations.........................  11
Investment Objective and Policies........  13
  Hedging Techniques.....................  14
  Other Investment Practices.............  19
  Investment Restrictions................  20
Management of the Company................  21
  Board of Directors.....................  21
  Advisory and Management Arrangements...  21
  Code of Ethics.........................  22
  Transfer Agency Services...............  22
Purchase of Shares.......................  23
  Initial Sales Charge Alternatives--
    Class A and Class D Shares...........  25
  Deferred Sales Charge Alternatives--
    Class B and Class C Shares...........  27
  Distribution Plans.....................  30
  Limitations on the Payment of Deferred
    Sales Charges........................  32
Redemption of Shares.....................  32
  Redemption.............................  32
  Repurchase.............................  33
  Reinstatement Privilege--
    Class A and Class D Shares...........  33
Shareholder Services.....................  34
  Investment Account.....................  34
  Systematic Withdrawal Plans............  35
  Automatic Investment Plans.............  35
  Automatic Reinvestment of Dividends and
    Distributions........................  35
  Exchange Privilege.....................  35
  Fee-Based Programs.....................  36
Performance Data.........................  37
Additional Information...................  38
  Dividends and Distributions............  38
  Taxes..................................  39
  Determination of Net Asset Value.......  41
  Organization of the Company............  42
  Shareholder Reports....................  42
  Shareholder Inquiries..................  43
Authorization Form....................... A-1

                             Code #10166-0797

          [MERRILL LYNCH LOGO]

          MERRILL LYNCH
          HEALTHCARE FUND, INC.

          [MERRILL LYNCH COMPASS]

          PROSPECTUS

          July 29, 1997

          Distributor:
          Merrill Lynch
          Funds Distributor, Inc.

          This prospectus should be
          retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH HEALTHCARE FUND, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800

                           -------------------------


     Merrill Lynch Healthcare Fund, Inc. (the "Company") is a non-diversified, open-end investment company that seeks long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. The Company will pursue its investment objective by investing in a global portfolio of securities of companies in various stages of development. It is presently contemplated that the Company's assets will be primarily invested in the United States, Japan and Western Europe. Until the Company changed its investment objective on April 27, 1992, the Company was known as Sci/Tech Holdings, Inc.


     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Company offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                           -------------------------


     This Statement of Additional Information of the Company is not a prospectus and should be read in conjunction with the Prospectus of the Company, dated July 29, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Company at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                           -------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                           -------------------------


     The date of this Statement of Additional Information is July 29, 1997

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Company is to seek long-term capital appreciation through worldwide investment in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products and services in healthcare. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Company.

HEALTHCARE

     The Company will invest in companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with healthcare or medicine. Such companies may be in a variety of industries and may include pharmaceutical companies; companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of healthcare facilities. While rapid changes in healthcare present attractive opportunities for investment in companies in this field, such companies may face the risk that their products or services may not prove to be commercially successful or may be rendered obsolete by further scientific and technological developments. The value of the Company's investment in a company whose products are not commercially successful or are rendered obsolete may decrease substantially. See "Risk Factors and Special Considerations" in the Prospectus.

INTERNATIONAL DIVERSIFICATION

     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Company's portfolio as a whole. This negative correlation also may offset unrealized gains the Company has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

TYPES OF PORTFOLIO COMPANIES

     The Company will attempt to maximize opportunity and reduce risk by investing in a portfolio of companies in different stages of development. Portfolio companies will range from large, well-established companies to medium-sized companies and smaller, less seasoned companies in an earlier stage of development.

     Investments in larger companies present certain advantages attributable to their greater financial resources: more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter ("OTC") market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Company of portfolio securities to meet redemptions or otherwise may require the Company to sell these securities at a discount from market prices or during periods when such disposition is not desirable or to make many small sales over a lengthy period of time.



     The Company may invest up to 15% of its total assets (together with all other illiquid investments) in illiquid venture capital investments in new and early-stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses and should be considered as speculative investments. The Company's venture capital investments may include limited partnership interests. The disposition of U.S. venture capital investments normally will be restricted under Federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the Securities Act of 1933, as amended (the "Securities Act"). The Company also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result, the Company may be unable to dispose of such investments at times when such disposition ordinarily would be deemed appropriate due to investment or liquidity considerations. Alternatively, the Company may be forced to dispose of such investments at less than their fair market value. Where registration is required, the Company may be obligated to pay part or all of the expenses of such registration. Market quotations may not be readily available for such securities and, for purposes of determining the offering and redemption prices of Company shares, these investments will be valued at fair value. See "Determination of Net Asset Value."


OTHER FACTORS


     The Company may invest in securities subject to repurchase agreements with banks or securities firms, which are instruments under which the purchaser (i.e., the Company) acquires a debt security and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. The underlying securities are limited to those which otherwise qualify for investment by the Company. In the event of default by the seller under a repurchase agreement, the Company may suffer time delays and incur costs or losses in connection with the disposition of the underlying securities. The Company will not enter into a repurchase agreement if, as a result thereof, more than 15% of its total assets would be subject to repurchase agreements maturing in more than seven days.


     The Company may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued globally, typically by banking institutions, and evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world. The Company may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs.


     The Investment Adviser will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, under certain market conditions the Company's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. The portfolio turnover rate is calculated by dividing the lesser of the Company's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and of all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended April 30, 1996 and 1997 the Company's portfolio turnover rate was 133.50% and 125.94%, respectively. The Company is, however, subject to the Federal income tax requirement that less than 30% of the Company's gross income be derived from gains from the sale or other disposition of securities held for less than three months. See "Investment Objective and Policies--Other Investment Practices--Portfolio Turnover" in the Prospectus.


HEDGING TECHNIQUES

     Reference is made to the discussion under the caption "Investment Objective and Policies--Hedging Techniques" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Company may seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies through the use of options and futures transactions and forward foreign exchange transactions. The Company has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Company may also deal in forward foreign exchange transactions and forward currency options and futures and related options on such futures. The Company is authorized to enter into such options and futures transactions either on exchanges or in the OTC markets. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Investment Adviser believes that, because the Company will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Company will not subject the Company to the risks frequently associated with the speculative use of options and futures transactions. While the Company's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Company's shares will fluctuate. There can be no assurance that the Company's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures the Company may utilize.

     Hedging Investment and Interest Rate Risks. The Company may write (i.e., sell) covered call options on the equity securities in which it may invest and may enter into closing purchase transactions with respect to certain of such options. Covered call options serve as a partial hedge against the decline in price of the underlying security. A covered call option is an option where the Company, in return for a premium, gives another party a right to buy specified securities owned by the Company on or before a specified future date and at a specified price set at the time of the contract. By writing covered call options, the Company gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Company's ability to sell the underlying security will be limited while the option is in effect unless the Company effects a closing purchase transaction. A closing purchase transaction cancels out the Company's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.


     The Company may also purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put, the Company has a right to sell the underlying security at the exercise price, thus limiting the Company's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Company's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     The Company also may engage in transactions in stock index options and futures, financial futures in U.S. and foreign agency and government securities and corporate debt securities, and related options on such futures. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").


     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Company has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Company and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Company from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.



     Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities or currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Company will experience a gain or loss which will not be completely offset by movements in the prices of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction.



     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Company will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the case of a futures position or an option on a futures position written by the Company, in the event of adverse price movements, the Company would continue to be required to make daily cash payments of variation margin. In such situations, if the Company has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Company may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Company's ability to effectively hedge its portfolio. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom the Company has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.



     The exchanges on which the Company intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Company's portfolio effectively.

     Hedging Foreign Currency Risks. Generally, the foreign exchange transactions of the Company will be conducted on a spot, i.e., cash, basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Company has authority to deal in forward foreign exchange between currencies of Far Eastern, European and Western Pacific countries and the dollar as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Company's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Company accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Company or the payment of dividends and distributions by the Company. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Company will not speculate in forward foreign exchange. All dealings in forward exchange will be limited to contracts involving currencies of Far Eastern, European and Western Pacific countries and the dollar. The Company may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Company enters into a position hedging transaction, its custodian will place cash or liquid debt securities in a separate account of the Company in an amount equal to the value of the Company's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Company's commitment with respect to such contracts. The Company will not attempt to hedge all of its portfolio positions and will enter into such transaction only to the extent, if any, deemed appropriate by the Investment Adviser of the Company. The Company will not enter into a position hedging commitment if, as a result thereof, the Company would have more than 15% of the value of its assets committed to such contracts. The Company will not enter into a forward contract with a term of more than one year.


     As discussed in the Prospectus, the Company may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Company to hedge against a devaluation that is so generally anticipated that the Company is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Company may have to limit its currency transactions to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); in this regard, the Company presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Company determines that income from the transaction is not subject to this restriction. The cost to the Company of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Company. If such restrictions should be reinstituted, it might become necessary for the Company to invest all or substantially all of its assets in U.S. securities. In such event, the Company would review its investment objective and investment policies to determine whether changes are appropriate.

     The Company's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Company are redeemable on a daily basis in U.S. dollars, the Company intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.


OTHER INVESTMENT POLICIES AND PRACTICES



     Non-Diversified Status. The Company is classified as non-diversified within the meaning of the Investment Company Act, which means that the Company is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Company's investments will be limited, however, in order to qualify for the special tax treatment afforded regulated investment companies under the Code. See "Dividends, Distributions and Taxes." To qualify, the Company will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Company's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Company will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Company assumes large positions in the securities of a small number of issuers, the Company's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Company may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.


INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Company has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, the Company may not:

          1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Company may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Company may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.


          6. Borrow money, except that (i) the Company may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Company may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Company may purchase securities on margin to the extent permitted by applicable law. The Company may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Company's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.



          7. Underwrite securities of other issuers except insofar as the Company technically may be deemed an underwriter under the Securities Act in selling portfolio securities.


          8. Purchase or sell commodities or contracts on commodities, except to the extent that the Company may do so in accordance with applicable law and the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Company has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Company may not:


          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Company will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Company.



          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Company currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Company has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Company's Board of Directors are not subject to the limitations set forth in this investment restriction.



          d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. In addition, the Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.



     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceeds 10% of the net assets of the Company, taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.



     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Company, the Company is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Company would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firm or any of its affiliates participate as an underwriter or dealer.



     The investment restrictions set forth in the Prospectus contain an exception that permits the Company to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Company ceasing to be a regulated investment company within the meaning of the Code.

Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Company's interest in the issuing company being diluted. The market for such rights is not well developed, and accordingly, the Company may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Company's portfolio securities with the result that the Company would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     Information about the Directors and executive officers of the Company, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (65)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.



     DONALD CECIL (70)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.



     EDWARD H. MEYER (70)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.



     CHARLES C. REILLY (66)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     RICHARD R. WEST (59)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

     EDWARD D. ZINBARG (62)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.



     TERRY K. GLENN (56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     NORMAN R. HARVEY (63)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982.



     PHILIP L. KIRSTEIN (52)--Senior Vice President(1)(2)--Senior Vice President and General Counsel of the Investment Adviser and FAM since 1984; Senior Vice President, General Counsel, Director and Secretary of Princeton Services since 1993; Secretary of the Investment Adviser since 1984; Secretary of FAM since 1982; Director of the Distributor.



     JORDAN C. SCHREIBER (67)--Vice President(1)--Vice President and Portfolio Manager of the Investment Adviser since 1983.



     DONALD C. BURKE (37)--Vice President(1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990.



     GERALD M. RICHARD (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.



     PHILIP MANDEL (50)--Secretary(1)(2) --Vice President of the Investment Adviser since 1997; Assistant General Counsel of Merrill Lynch from 1989 to 1997.

---------------
(1) Interested person, as defined in the Investment Company Act, of the Company.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, FAM, acts as investment adviser or manager.


     At June 30, 1997, the Directors and officers of the Company as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Company. At such date, Mr. Zeikel, a Director and officer of the Company, and the other officers of the Company owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF DIRECTORS


     The Company pays each Director not affiliated with the Investment Adviser (each, a "non-affiliated Director") a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Company also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended April 30, 1997, fees and expenses paid to non-affiliated Directors aggregated $36,811.

     The following table sets forth for the fiscal year ended April 30, 1997, compensation paid by the Company to the non-affiliated Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors:



                                                                                         AGGREGATE
                                                                    PENSION OR          COMPENSATION
                                                                    RETIREMENT        FROM COMPANY AND
                                                                 BENEFITS ACCRUED      OTHER MLAM/FAM
                                                 COMPENSATION       AS PART OF       ADVISED FUNDS PAID
               NAME OF DIRECTOR                  FROM COMPANY   COMPANY'S EXPENSES     TO DIRECTOR(1)
-----------------------------------------------  ------------   ------------------   ------------------
Donald Cecil...................................     $8,500             None               $268,933
Edward H. Meyer................................     $5,500             None               $227,933
Charles C. Reilly..............................     $7,500             None               $293,833
Richard R. West................................     $7,500             None               $272,833
Edward D. Zinbarg..............................     $7,500             None               $127,333


---------------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. West (44 registered investment companies consisting of 66 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).


ADVISORY AND MANAGEMENT ARRANGEMENTS

     Reference is made to "Management of the Company--Advisory and Management Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Company.

     Securities held by the Company also may be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Securities may be held by, or be appropriate investments for, the Company as well as other clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Company or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or supply of securities being sold, there may be an adverse effect on price.


     The Company has entered into an Investment Advisory Agreement with the Investment Adviser. As discussed in the Prospectus, the Company will pay the Investment Adviser a fee for its services at the annual rate of 1.0% of the Company's average daily net assets. For the fiscal years ended April 30, 1995, 1996 and 1997, the investment advisory fees paid by the Company to the Investment Adviser aggregated $1,323,449, $2,441,908 and $3,764,088, respectively.



     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Company, as well as the fees of all Directors of the Company who are affiliated persons of the Investment Adviser. The Company pays all other expenses incurred in its operation including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholders' reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Company. Accounting services are provided to the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services on a semiannual basis. For the fiscal years ended April 30, 1995, 1996 and 1997, the amount of such reimbursement was $108,303, $77,879 and $103,336, respectively. As required by the Company's distribution agreements, its underwriters will pay certain promotional expenses of the Company incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Company pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."



     As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Company.


     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the Company and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Company.

                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Company shares.

     The Company issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Company represents identical interests in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the

Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."



     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM which utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds".


     The Company has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Company (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Company. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES


     The Company sells its Class A and Class D shares through the Distributor and Merrill Lynch, as dealers. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended April 30, 1995 were $85,949 of which $81,092 was received by Merrill Lynch and $4,857 was received by the Distributor. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended April 30, 1996 were $30,539, of which $28,477 was received by Merrill Lynch and $2,062 was received by the Distributor. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended April 30, 1997 were $14,807, of which $12,924 was received by Merrill Lynch and $1,883 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Company for the fiscal period October 21, 1994 (commencement of operations) to April 30, 1995 were $27,764, of which $25,916 was received by Merrill Lynch and $1,848 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Company for the fiscal year ended April 30, 1996 were $261,644, of which $244,507 was received by Merrill Lynch and $17,137 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Company for the fiscal year ended April 30, 1997 were $77,021, of which $73,273 was received by Merrill Lynch and $3,748 was received by the Distributor.



     For the fiscal years ended April 30, 1995, 1996, and 1997, the Distributor received no contingent deferred sales charges ("CDSCs") with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.



     The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Company or shares of other registered investment companies at a discount. The term "purchase" shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Company by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Company and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Company's Prospectus available to individual investors or employees and forwarding investments by such persons to the Company and by any such employer or plan bearing the expense of any payroll deduction plan.


     Closed-End Fund Investment Option. Class A shares of the Company and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class D shares of the Company and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Company. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Company and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Company, except that shareholders already owning Class A shares of the Company will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Company. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Company on such day.

REDUCED INITIAL SALES CHARGES

     Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Company subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Company and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.


     Letter of Intention. Reduced sales charges are applicable to a purchase aggregating $25,000 or more of Class A or Class D shares of the Company or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Company's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Company and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.


     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Company that creates a sales charge will count toward completing a new or existing Letter of Intention from the Company.



     Merrill Lynch Blueprint(SM) Program. Class D shares of the Company are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Company may purchase additional Class A shares of the Company through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Company through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 up to $5,000 at 3.25% plus $3, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Company are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other Class A or Class D share investors.



     Class A and Class D shares are offered at net asset value, to participants in Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.


     Orders for purchases and redemptions of Class A or Class D shares of the Company may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.


     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500 except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.



     Purchase Privilege of Certain Persons. Directors of the Company, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Company at net asset value.



     Class D shares of the Company are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Company with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Company, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Company are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Company with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.



     Class D shares of the Company will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Company with proceeds from the redemption of such shares of the other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.



     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Company that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Company. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Company; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Company's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Company may acquire through such transactions restricted or illiquid securities to the extent the Company does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).


     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS


     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.


DISTRIBUTION PLANS

     Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Company to the Distributor with respect to such classes.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Company and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Company, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Company and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Company. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Company without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Company preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES


     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC, borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Company, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Company to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Company will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Company rather than to the Distributor; however, the Company will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of April 30, 1997, with respect to the Class B and Class C shares of the Company indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares the Distributor's voluntary maximum:



                      DATA CALCULATED AS OF APRIL 30, 1997

                                 (IN THOUSANDS)


                                                                                                                  ANNUAL
                                                                                                               DISTRIBUTION
                                          ALLOWABLE    ALLOWABLE                   AMOUNTS                        FEE AT
                             ELIGIBLE     AGGREGATE     INTEREST     MAXIMUM      PREVIOUSLY      AGGREGATE      CURRENT
                              GROSS         SALES      ON UNPAID     AMOUNT        PAID TO         UNPAID       NET ASSET
                             SALES(1)      CHARGES     BALANCE(2)    PAYABLE    DISTRIBUTOR(3)     BALANCE       LEVEL(4)
                             --------     ---------    ----------    -------    --------------    ---------    ------------
CLASS B SHARES, FOR THE
  PERIOD OCTOBER 21, 1988
  (COMMENCEMENT OF
  OPERATIONS) TO APRIL 30,
  1997:
    Under NASD Rule as
      Adopted.............   $171,860      $10,741       $1,927      $12,668        $5,091         $ 7,577        $1,335
    Under Distributor's
      Voluntary Waiver....   $171,860      $10,741       $  859      $11,600        $5,091         $ 6,509        $1,335
CLASS C SHARES, FOR THE
  PERIOD OCTOBER 21, 1994
  (COMMENCEMENT OF
  OPERATIONS) TO APRIL 30,
  1997:
    Under NASD Rule as
      Adopted.............   $ 22,109      $ 1,382       $  141      $1,523         $  256         $ 1,267        $  133


---------------
(1) Purchase price of all eligible Class B or Class C shares sold during period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.00% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.
                                         (footnotes continued on following page)

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Company shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Company is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Company.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Company at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse) provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended April 30, 1995, 1996 and 1997, the Distributor received CDSCs of $209,909, $331,285 and $774,273, respectively, with respect to the redemption of Class B shares, all of which were paid to Merrill Lynch. Similarly, for the fiscal period October 21, 1994 (commencement of operations) to April 30, 1995 and for the fiscal years ended April 30, 1996 and 1997, the Distributor received CDSCs of $151, $8,074 and $21,653, respectively, with respect to the redemption of Class C shares, all of which were paid to Merrill Lynch.


     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint(SM). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Company are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Company will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Reference is made to "Investment Objective and Policies--Other Investment Practices" in the Prospectus.


     Subject to policies established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the execution of the Company's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available. The Company has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Company. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the investment advisory agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Company, the Investment Adviser may consider sales of shares of the Company as a factor in the selection of brokers or dealers to execute portfolio transactions for the Company.



     The Company anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the U.S. will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Company will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.



     Foreign equity securities may be held by the Company in the form of ADRs, EDRs, GDRs or securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

     The Company may invest in securities traded in the OTC markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Company are prohibited from dealing with the Company as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own account, the Company will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Company may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions."


     The Board of Directors has considered the possibility of seeking to recapture, for the benefit of the Company, brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Company. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Company in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Company, and annual statements as to aggregate compensation will be provided to the Company.



     For the fiscal year ended April 30, 1995, the Company paid total brokerage commissions of $673,208, of which $116,455, or 17.3%, was paid to Merrill Lynch for effecting 20.7% of the aggregate amount of transactions in which the Company paid brokerage commissions. For the fiscal year ended April 30, 1996, the Company paid total brokerage commissions of $908,590, of which $236,344, or 26.0%, was paid to Merrill Lynch for effecting 24.3% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions. For the fiscal year ended April 30, 1997, the Company paid total brokerage commissions of $1,399,360, of which $262,491, or 18.6%, was paid to Merrill Lynch for effecting 17.6% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Company is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.



     Net asset value is computed by dividing the value of the securities held by the Company plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fee payable to the Investment Adviser and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Company. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.


     Portfolio securities, including ADRs, EDRs or GDRs, which are traded on stock exchanges, are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities which are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Company writes an option, the amount of the premium received is recorded on the books of the Company as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Company are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Such valuations and procedures will be reviewed periodically by the Board of Directors.

     Securities and assets for which market quotations are not readily available (including venture capital investments, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Such valuations and procedures will be reviewed periodically by the Board of Directors. The fair market value for venture capital investments for which no market exists cannot be precisely determined. There is a range of values which is reasonable for such investments at any particular time. In the early stages of development, venture capital investments will typically be valued based upon their original cost to the Company (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based upon such factors affecting the portfolio company as earnings and net worth, the market prices for similar securities of comparable companies and an assessment of the company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal method are necessarily subjective. The Company will also use third party transactions (actual or proposed) in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Company's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE which will not be reflected in the computation of the Company's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.


                              SHAREHOLDER SERVICES

     The Company offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Company's shares through the Merrill Lynch Blueprint(SM) Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Company, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements, at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her investment account at any time by mailing a check directly to the Company's transfer agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Company's transfer agent.


     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Company, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Company, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.


AUTOMATIC INVESTMENT PLANS

     A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price, either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Company is authorized through preauthorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Company are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Company in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Company. Such reinvestment will be at the net asset value of the shares of the Company as of the close of business on the NYSE on the ex-dividend date of the dividend or distribution. Shareholders may elect to receive their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.


     Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Company or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

     A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Company having a value, based upon cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Company, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Company, the Company's transfer agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchase of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Company will not knowingly accept purchase orders for Class A or Class D shares of the Company from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Company shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Company have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Company for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Company is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also will be exchangeable for shares of certain MLAM-advised money market funds as follows: Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Company generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with or without a reduced sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Company exercising the exchange privilege will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Company acquired through use of the exchange privilege will be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Company for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Company Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Company Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.



     Shareholders also may exchange shares of the Company into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Company may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Company for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Company Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Company been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.


     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.


     To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Company of the exchange. Shareholders of the Company, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Company reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Company reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Company intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Company (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Company intends to distribute substantially all of such income.


     Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Company. Not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Company's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Company will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Company pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by its shareholders on December 31 of the year in which such dividend was declared.


     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Company may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Company. If more than 50% in value of the Company's total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Company will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Company's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Company will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Company will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Company intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Company may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Company elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to
Section 1256 contracts held by the Company may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Company solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

     A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Company may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Company's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Company may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Company's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Company may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Company qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Company.


     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Company may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code
Section 1256 unless application of Section 988 is elected by the Company. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Company's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Company shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Company shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Company solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Company.

                                PERFORMANCE DATA

     From time to time the Company may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Company's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Company also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Company for the periods indicated.


                                                CLASS A SHARES                           CLASS B SHARES
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                        EXPRESSED           VALUE OF A           EXPRESSED           VALUE OF A
                                     AS A PERCENTAGE       HYPOTHETICAL       AS A PERCENTAGE       HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT       BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END          HYPOTHETICAL         AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
----------------------------------  ------------------   -----------------   ------------------   -----------------
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     (including maximum applicable sales charges)
One Year Ended April 30, 1997.....            2.85%      $      1,028.50              3.65%       $      1,036.50
Five Years Ended April 30, 1997...           11.03%      $      1,687.30             11.10%       $      1,692.60
Ten Years Ended April 30, 1997....         9.48%             $2,473.30
Inception (October 21, 1988) to
  April 30, 1997..................       --                   --                   11.09%             $2,450.20
                                                                  ANNUAL TOTAL RETURN
                                                     (excluding maximum applicable sales charges)
Year Ended April 30, 1997.........         8.55%             $1,085.50              7.44%             $1,074.40
Year Ended April 30, 1996.........        44.01%             $1,440.10             42.46%             $1,424.60
Year Ended April 30, 1995.........         6.47%             $1,064.70              5.29%             $1,052.90
Year Ended April 30, 1994.........         8.19%             $1,081.90              7.25%             $1,072.50
Year Ended April 30, 1993.........        (1.10)%            $  989.00             (2.07)%            $  979.30
Year Ended April 30, 1992.........        13.17%             $1,131.70             11.88%             $1,118.80
Year Ended April 30, 1991.........        17.10%             $1,171.00             15.75%             $1,157.50
Year Ended April 30, 1990.........         7.46%             $1,074.60              6.57%             $1,065.70
Year Ended April 30, 1989.........        (0.25)%            $  997.50
Inception (October 21, 1988) to
  April 30, 1989..................       --                   --                    4.89%             $1,048.90



                                                        (continued on next page)

                                                CLASS A SHARES                           CLASS B SHARES
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                        EXPRESSED           VALUE OF A           EXPRESSED           VALUE OF A
                                     AS A PERCENTAGE       HYPOTHETICAL       AS A PERCENTAGE       HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT       BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END          HYPOTHETICAL         AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
----------------------------------  ------------------   -----------------   ------------------   -----------------
                                                                  ANNUAL TOTAL RETURN
                                               (excluding maximum applicable sales charges) (continued)
Year Ended April 30, 1988.........         3.20%             $1,032.00            --                   --
Year Ended April 30, 1987.........        14.36%             $1,143.60            --                   --
Year Ended April 30, 1986.........        45.01%             $1,450.10            --                   --
Year Ended April 30, 1985.........        (6.31)%            $  936.90            --                   --
Year Ended April 30, 1984.........         6.00%             $1,060.00            --                   --
Inception (April 1, 1983) to
  April 30, 1983..................         1.75%             $1,017.50            --                   --
                                                                AGGREGATE TOTAL RETURN
                                                     (including maximum applicable sales charges)
Inception (April 1, 1983) to
  April 30, 1997..................       314.47%             $4,144.70            --                   --
Inception (October 21, 1988) to
  April 30, 1997..................       --                   --                  145.02%             $2,450.20



                                                CLASS C SHARES                           CLASS D SHARES
                                    --------------------------------------   --------------------------------------
                                                            REDEEMABLE                               REDEEMABLE
                                        EXPRESSED           VALUE OF A           EXPRESSED           VALUE OF A
                                     AS A PERCENTAGE       HYPOTHETICAL       AS A PERCENTAGE       HYPOTHETICAL
                                        BASED ON A       $1,000 INVESTMENT       BASED ON A       $1,000 INVESTMENT
                                       HYPOTHETICAL         AT THE END          HYPOTHETICAL         AT THE END
              PERIOD                $1,000 INVESTMENT      OF THE PERIOD     $1,000 INVESTMENT      OF THE PERIOD
----------------------------------  ------------------   -----------------   ------------------   -----------------

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     (including maximum applicable sales charges)
Year Ended April 30, 1997.........         6.33%             $1,063.30              2.44%             $1,024.40
Inception (October 21, 1994) to
  April 30, 1997..................        20.67%             $1,606.50             17.97%             $1,517.30

                                                                  ANNUAL TOTAL RETURN
                                                     (excluding maximum applicable sales charges)

Year Ended April 30, 1997.........         7.28%             $1,072.80              8.11%             $1,081.10
Year Ended April 30, 1996.........        42.76%             $1,427.60             43.74%             $1,437.40
Inception (October 21, 1994) to
  April 30, 1995..................         4.89%             $1,048.90              3.05%             $1,030.50

                                                                AGGREGATE TOTAL RETURN
                                                     (including maximum applicable sales charges)

Inception (October 21, 1994) to
  April 30, 1997..................        60.65%             $1,606.50             51.73%             $1,517.30

     In order to reflect the reduced sales charges, in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Company in advertisements directed to such investors may take into account a reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Company, previously known as Sci/Tech Holdings, Inc., was incorporated under Maryland law on October 29, 1982. At the date of this Statement of Additional Information, the Company has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Company and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Company has received an order from the Commission permitting the issuance and sale of multiple classes of Common Stock. The Board of Directors of the Company may classify and reclassify the shares of the Company into additional classes of Common Stock at a future date.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Company. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Company and in the net assets of the Company upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Company. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Company based on the value of the Company's net assets on April 30, 1997, and its shares outstanding on that date is set forth below.



                                              CLASS A        CLASS B        CLASS C       CLASS D
                                            ------------   ------------   -----------   -----------
Net Assets................................  $121,529,512   $178,024,777   $17,761,804   $18,318,052
                                             ===========    ===========    ==========    ==========
Number of Shares Outstanding..............    24,063,709     40,459,694     4,037,836     3,743,169
                                             ===========    ===========    ==========    ==========
Net Asset Value per Share (net assets
  divided by number of shares
  outstanding)............................         $5.05          $4.40         $4.40         $4.89
Sales Charge (Class A and Class D shares:
  5.25% of offering price; 5.54% of net
  asset value)*...........................           .28             **            **           .27
                                                   -----          -----         -----         -----
Offering Price............................         $5.33          $4.40         $4.40         $5.16
                                                   =====          =====         =====         =====


---------------
 *Rounded to the nearest one-hundredth percent; assumes the maximum sales charge is applicable.

**Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to approval by the independent Directors of the Company. The independent auditors are responsible for auditing the annual financial statements of the Company.

CUSTODIAN


     The Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Global Securities Services, Brooklyn, New York 11245 (the "Custodian"), acts as the custodian of the Company's assets. Under its contract with the Company, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Company to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Company's investments.


TRANSFER AGENT

     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Company's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Company--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Company.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on April 30 of each year. The Company sends to its shareholders at least semi-annually reports showing the Company's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Company has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Categories in the Schedule of Investments contained in the Financial Statements herein have been adopted by the Investment Adviser and are deemed appropriate with respect to a specialized sector fund such as the Company.


     Under a separate agreement, ML & Co. has granted the Company the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time or to grant the use of such name to any other company, and the Company has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     To the knowledge of the Company, no person or entity owned beneficially 5% or more of the Company's common stock on July 15, 1997.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

June 4, 1997

SCHEDULE OF INVESTMENTS

MIDDLE                              SHARES                                                                 VALUE    PERCENT OF
EAST         INDUSTRIES              HELD              INVESTMENTS                           COST        (NOTE 1a)  NET ASSETS
ISRAEL       PHARMACEUTICAL--       10,000      Teva Pharmaceuticals Industries,
             DIVERSIFIED                         Inc. (ADR)(*)                         $    395,000     $    502,500    0.1%
             -----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE MIDDLE EAST        395,000          502,500    0.1

NORTH
AMERICA

UNITED       BIOTECHNOLOGY         140,000  (+)Aphton Corp.                               3,037,750        1,960,000    0.6
STATES                              50,000  (+)Arris Pharmaceutical Corp.                   744,063          537,500    0.2
                                   100,000  (+)Biochem Pharma, Inc.                       2,430,000        1,787,500    0.5
                                    80,000  (+)Centocor, Inc.                             2,528,534        2,250,000    0.7
                                   250,000  (+)Coulter Pharmaceuticals, Inc.              3,000,000        1,968,750    0.6
                                   195,000  (+)Emisphere Technologies Inc.                2,508,753        2,827,500    0.8
                                    20,000  (+)IDEC Pharmaceuticals Corporation             517,500          355,000    0.1
                                   412,000  (+)Magainin Pharmaceuticals, Inc.             4,267,913        2,987,000    0.9
                                    30,000  (+)Neurex Corp.                                 501,876          330,000    0.1
                                    30,000  (+)Protein Design Labs, Inc.                    967,719          750,000    0.2
                                    90,000  (+)Vical, Inc.                                1,582,500          945,000    0.3
                                                                                       ------------     ------------  -----
                                                                                         22,086,608       16,698,250    5.0
             -----------------------------------------------------------------------------------------------------------------

             DIAGNOSTICS           127,500  (+)Dianon Systems, Inc.                       1,246,878        1,099,687    0.3
                                    75,000  (+)Diatide, Inc.                                637,500          450,000    0.1
                                   147,000  (+)NeoPath, Inc.                              2,558,250        2,296,875    0.7
                                                                                       ------------     ------------  -----
                                                                                          4,442,628        3,846,562    1.1
             -----------------------------------------------------------------------------------------------------------------

             HEALTH CARE COST      100,000      Aetna Inc.                                8,000,652        9,112,500    2.7
             CONTAINMENT           230,000      Allegiance Corporation                    4,761,492        5,088,750    1.5
                                   200,000      Bergen Brunswig Corp.                     6,447,630        6,825,000    2.0
                                   200,000      Cardinal Health, Inc.                    10,260,201       10,650,000    3.2
                                   110,000   (+)Healthcare Compare Corp.                  4,781,969        4,743,750    1.4
                                    15,500      McKesson Corporation                        696,930        1,121,812    0.3
                                   150,000   (+)Medpartners, Inc.                         3,299,493        2,737,500    0.8
                                    50,000   (+)Pacificare Health Systems Inc.
                                                (Preferred)                               4,036,875        4,006,250    1.2
                                   100,000   (+)Tenet Healthcare Corp.                    2,177,660        2,600,000    0.8
                                   100,000      United Healthcare Corporation             5,084,050        4,862,500    1.5
                                    33,000   (+)Walsh International, Inc.                   285,000          284,625    0.1
                                                                                       ------------     ------------  -----
                                                                                         49,831,952       52,032,687   15.5
             -----------------------------------------------------------------------------------------------------------------


                           MERRILL LYNCH HEALTHCARE FUND,  INC., APRIL 30, 1997

NORTH AMERICA                       SHARES                                                                 VALUE    PERCENT OF
(CONCLUDED)  INDUSTRIES              HELD              INVESTMENTS                           COST        (NOTE 1a)  NET ASSETS
UNITED       MEDICAL               170,000      Bard (C.R.), Inc.                      $  4,897,364     $  5,397,500    1.6%
STATES       SPECIALTIES           325,000      Baxter International, Inc.               13,256,699       15,559,375    4.6
(CONCLUDED)                        250,000      Becton Dickinson & Company               11,017,723       11,500,000    3.4
                                    50,000   (+)Boston Scientific Corp.                   1,779,750        2,412,500    0.7
                                   200,000   (+)Conceptus Inc.                            2,345,999        1,950,000    0.6
                                   100,000      Guidant Corp.                             6,380,600        6,825,000    2.0
                                   100,000   (+)Ilex Oncology Inc.                        1,200,000        1,225,000    0.4
                                    75,000   (+)InControl, Inc.                           1,071,875          665,625    0.2
                                   165,000   (+)KeraVision, Inc.                          2,727,505        1,320,000    0.4
                                    80,000      Medtronic, Inc.                           3,084,113        5,540,000    1.7
                                   410,000   (+)Optical Sensors, Inc.                     4,727,813        2,972,500    0.9
                                    75,000   (+)Photoelectron Corp.                         637,500          328,125    0.1
                                   600,000   (+)ReSound Corp.                             6,292,805        2,400,000    0.7
                                    40,000      Stryker Corporation                       1,245,000        1,305,000    0.4
                                    25,000   (+)Ultrafem Inc.                               526,290          375,000    0.1
                                   155,000   (+)VISX, Incorporated                        3,827,500        3,487,500    1.0
                                    70,000   (+)VidaMed, Inc.                               909,584          481,250    0.2
                                                                                       ------------     ------------  -----
                                                                                         65,928,120       63,744,375   19.0
             ------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICAL--       30,000      American Home Products Corporation        1,664,229        1,987,500    0.6
             CONSUMER              360,000      Bristol-Myers Squibb Co.                 19,746,251       23,580,000    7.0
                                   200,000      Johnson & Johnson Co.                     8,583,879       12,250,000    3.7
                                   275,000      Warner-Lambert Co.                       15,402,083       26,950,000    8.0
                                                                                       ------------     ------------  -----
                                                                                         45,396,442       64,767,500   19.3
             ------------------------------------------------------------------------------------------------------------------

             PHARMACEUTICAL--       20,000      Collagen Corporation                        415,700          330,000    0.1
             DIVERSIFIED           100,000      Schering-Plough Corp.                     7,252,119        8,000,000    2.4
                                                                                       ------------     ------------  -----
                                                                                          7,667,819        8,330,000    2.5
             ------------------------------------------------------------------------------------------------------------------

             PHARMACEUTICAL--       50,000   (+)ALZA Corp.                                1,289,040        1,462,500    0.4
             PRESCRIPTION          120,000      Lilly (Eli) and Co.                       7,559,100       10,545,000    3.1
                                    25,000      Merck & Co., Inc.                         1,713,270        2,262,500    0.7
                                   100,000      Pfizer, Inc.                              6,933,237        9,600,000    2.9
                                   202,500   (+)SangStat Medical Corp.                    6,667,346        3,442,500    1.0
                                   620,000   (+)Sepracor Inc.                            15,386,245       12,012,500    3.6
                                                                                       ------------     ------------  -----
                                                                                         39,548,238       39,325,000   11.7
             ------------------------------------------------------------------------------------------------------------------

                                              TOTAL INVESTMENTS IN NORTH AMERICA        234,901,807      248,744,374   74.1


PACIFIC
BASIN

JAPAN        PHARMACEUTICAL--      170,000      Sankyo Company, Ltd.                      4,043,277        4,555,845    1.4
             PRESCRIPTION          150,000      Takeda Chemical Industries, Ltd.          3,334,637        3,464,176    1.0
             ------------------------------------------------------------------------------------------------------------------

                                              TOTAL INVESTMENTS IN THE PACIFIC
                                              BASIN                                       7,377,914        8,020,021    2.4


WESTERN                         SHARES                                                                      VALUE    PERCENT OF
EUROPE       INDUSTRIES          HELD                 INVESTMENTS                           COST          (NOTE 1a)  NET ASSETS
DENMARK      PHARMACEUTICAL--     6,000       Novo Nordisk A/S (Class B)                    460,157          593,663    0.2
             PRESCRIPTION
             -------------------------------------------------------------------------------------------------------------------
                                              INVESTMENTS IN DENMARK                        460,157          593,663    0.2


FINLAND      PHARMACEUTICAL--   200,000       Orion-yhtymae OY (Class B)                  6,124,796        7,501,154    2.2
             DIVERSIFIED
             -------------------------------------------------------------------------------------------------------------------
                                              INVESTMENTS IN FINLAND                      6,124,796        7,501,154    2.2


GERMANY      MEDICAL             40,000       Fresenius AG (Preferred)                    6,773,477        8,996,420    2.7
             SPECIALTIES         40,000       Fresenius AG (Preferred) (Rights)(a)                0          154,752    0.0
                                200,000    (+)Fresenius Medical Care AG (ADR)(*)          3,614,375        5,875,000    1.8
                                                                                       ------------     ------------  -----
                                                                                         10,387,852       15,026,172    4.5
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICAL--    20,000       Schering AG                                 1,817,429        1,917,080    0.6
             PRESCRIPTION
             -------------------------------------------------------------------------------------------------------------------
                                              INVESTMENTS IN GERMANY                     12,205,281       16,943,252    5.1

SWEDEN       MEDICAL             58,500    (+)Biora AB                                      481,119          552,063    0.1
             SPECIALTIES
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICAL--   150,000       Astra AB 'B' Free (Ordinary)                6,522,053        5,958,681    1.8
             PRESCRIPTION
             -------------------------------------------------------------------------------------------------------------------
                                              INVESTMENTS IN SWEDEN                       7,003,172        6,510,744    1.9

SWITZERLAND  PHARMACEUTICAL--    12,500       Novartis AG (Registered)                   14,275,809       16,479,973    4.9
             CONSUMER
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICAL--       300       Roche Holdings AG                           2,520,588        2,535,642    0.8
             PRESCRIPTION
             -------------------------------------------------------------------------------------------------------------------
                                              INVESTMENTS IN SWITZERLAND                 16,796,397       19,015,615    5.7

UNITED       PHARMACEUTICAL--   500,000       SmithKline Beecham Corporation
KINGDOM      DIVERSIFIED                        PLC (ADR)(*)                              5,953,002        8,050,980    2.4
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICAL--    30,000       Glaxo Wellcome PLC                            361,210          590,974    0.2
             PRESCRIPTION       130,000    (+)Pliva d.d. (GDR)(**) (b)                    1,855,878        2,132,000    0.6
                                200,000       Zeneca Group PLC                            5,005,386        6,054,272    1.8
                                                                                       ------------     ------------  ------
                                                                                          7,222,474        8,777,246    2.6
             -------------------------------------------------------------------------------------------------------------------
                                              INVESTMENTS IN THE UNITED KINGDOM          13,175,476       16,828,226    5.0

                                              TOTAL INVESTMENTS IN WESTERN EUROPE        55,765,279       67,392,654   20.1

SCHEDULE OF INVESTMENTS (concluded)

                            Merrill Lynch Healthcare Fund, Inc., April 30, 1997


SHORT-TERM                          FACE                                                                    VALUE      PERCENT OF
SECURITIES                         AMOUNT              INVESTMENTS                          COST          (NOTE 1a)    NET ASSETS
             COMMERCIAL         $6,919,000    General Motors Acceptance Corp.,
             PAPER(***)                         5.68% due 5/01/1997                    $  6,919,000     $  6,919,000        2.0%
                                              WCP Funding Inc.:
                                 1,630,000      5.45% due 5/05/1997                       1,629,013        1,629,013        0.5
                                 7,000,000      5.58% due 6/10/1997                       6,956,600        6,956,600        2.1
             -------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SHORT-TERM
                                              SECURITIES                                 15,504,613       15,504,613        4.6

             TOTAL INVESTMENTS                                                         $313,944,613      340,164,162      101.3
                                                                                       ============
             LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (4,530,017)      (1.3)
                                                                                                        ------------      -----
             NET ASSETS                                                                                 $335,634,145      100.0%
                                                                                                        ============      =====

            *American Depositary Receipts (ADR).

           **Global Depositary Receipts (GDR).

          ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.

            +Non-income producing security.

          (a)The rights may be exercised until 5/19/1997

          (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                    AS OF APRIL 30, 1997
ASSETS:             Investments, at value (identified cost--$313,944,613) (Note 1a) ..                      $340,164,162
                    Foreign cash (Note 1b) ...........................................                               115
                    Receivables:
                      Securities sold ................................................     $    631,183
                      Dividends ......................................................          623,111
                      Capital shares sold ............................................          402,099        1,656,393
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f) .............                            30,462
                                                                                                            ------------
                    Total assets .....................................................                       341,851,132
                                                                                                            ------------

LIABILITIES:        Payables:
                      Securities purchased ...........................................        4,076,321
                      Capital shares redeemed ........................................        1,218,511
                      Investment adviser (Note 2) ....................................          274,906
                      Distributor (Note 2) ...........................................          164,298        5,734,036
                                                                                           ------------
                    Accrued expenses and other liabilities ...........................                           482,951
                                                                                                            ------------
                    Total liabilities ................................................                         6,216,987
                                                                                                            ------------

NET ASSETS:         Net assets .......................................................                      $335,634,145
                                                                                                            ============

NET ASSETS          Class A Shares of Common Stock, $0.10 par value, 100,000,000
CONSIST OF:         shares authorized ................................................                      $  2,406,371
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized ................................................                         4,045,969
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized ................................................                           403,784
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized ................................................                           374,317
                    Paid-in capital in excess of par .................................                       268,387,299
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net .......................................                        33,808,367
                    Unrealized appreciation on investments and foreign currency
                    transactions--net ................................................                        26,208,038
                                                                                                            ------------
                    Net assets .......................................................                      $335,634,145
                                                                                                            ============
NET ASSET           Class A--Based on net assets of $121,529,512 and 24,063,709
VALUE:                       shares outstanding ......................................                      $       5.05
                                                                                                            ============
                    Class B--Based on net assets of $178,024,777 and 40,459,694
                             shares outstanding ......................................                      $       4.40
                                                                                                            ============
                    Class C--Based on net assets of $17,761,804 and 4,037,836
                             shares outstanding ......................................                      $       4.40
                                                                                                            ============
                    Class D--Based on net assets of $18,318,052 and 3,743,169
                             shares outstanding ......................................                      $       4.89
                                                                                                            ============

                    See Notes to Financial Statements.

                             MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 1997

STATEMENT OF OPERATIONS

                    FOR THE YEAR ENDED APRIL 30, 1997
INVESTMENT          Dividends (net of $200,042 foreign withholding tax) ..............                      $  5,117,908
INCOME              Interest and discount earned .....................................                         1,347,264
(NOTES 1d & 1e):                                                                                            ------------
                    Total income .....................................................                         6,465,172
                                                                                                            ------------

EXPENSES:           Investment advisory fees (Note 2) ................................     $  3,764,088
                    Account maintenance and distribution fees--Class B (Note 2) ......        2,009,526
                    Transfer agent fees--Class B (Note 2) ............................          585,024
                    Transfer agent fees--Class A (Note 2) ............................          335,270
                    Account maintenance and distribution fees--Class C (Note 2) ......          216,019
                    Printing and shareholder reports .................................          127,541
                    Custodian fees ...................................................          108,657
                    Accounting services (Note 2) .....................................          103,336
                    Registration fees (Note 1f) ......................................           87,087
                    Professional fees ................................................           78,991
                    Transfer agent fees--Class C (Note 2) ............................           66,485
                    Transfer agent fees--Class D (Note 2) ............................           52,595
                    Account maintenance fees--Class D (Note 2) .......................           52,139
                    Directors' fees and expenses .....................................           36,811
                    Pricing fees .....................................................              232
                    Other ............................................................           11,061
                                                                                           ------------
                    Total expenses ...................................................                         7,634,862
                                                                                                            ------------
                    Investment loss--net .............................................                        (1,169,690)
                                                                                                            ------------
REALIZED &          Realized gain (loss) from:
UNREALIZED GAIN       Investments--net ...............................................       49,414,402
(LOSS) ON             Foreign currency transactions--net .............................         (235,744)      49,178,658
INVESTMENTS &                                                                              ------------
FOREIGN CURRENCY    Change in unrealized appreciation/depreciation on:
TRANSACTIONS--NET     Investments--net ...............................................      (19,461,787)
(NOTES 1b, 1c,        Foreign currency transactions--net .............................          (14,129)     (19,475,916)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions ............................................                        29,702,742
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations .............                      $ 28,533,052
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE YEAR ENDED APRIL 30,
                                                                                            ----------------------------
                    Increase (Decrease) in Net Assets:                                         1997             1996
OPERATIONS:         Investment loss--net .............................................     $ (1,169,690)    $ (1,951,370)
                    Realized gain on investments and foreign currency transactions
                    --net ............................................................       49,178,658       45,694,034
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net ...............................      (19,475,916)      34,582,479
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations .............       28,533,052       78,325,143
                                                                                           ------------     ------------

DISTRIBUTIONS TO    Realized gain on investments--net:
SHAREHOLDERS          Class A ........................................................      (16,194,846)      (4,033,407)
(NOTE 1g):            Class B ........................................................      (24,903,751)      (5,976,897)
                      Class C ........................................................       (2,771,712)        (376,208)
                      Class D ........................................................       (2,411,519)        (455,478)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions to
                    shareholders .....................................................      (46,281,828)     (10,841,990)
                                                                                           ------------     ------------
CAPITAL SHARE       Net increase (decrease) in net assets derived from capital
TRANSACTIONS        share transactions ...............................................      (28,438,055)     159,000,753
(NOTE 4):                                                                                  ------------     ------------

NET ASSETS:         Total increase (decrease) in net assets ..........................      (46,186,831)     226,483,906
                    Beginning of year ................................................      381,820,976      155,337,070
                                                                                           ------------     ------------
                    End of year ......................................................     $335,634,145     $381,820,976
                                                                                           ============     ============


                    See Notes to Financial Statements.

                             MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 1997

FINANCIAL HIGHLIGHTS

                    THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
                    BEEN DERIVED FROM INFORMATION PROVIDED IN THE                            CLASS A
                    FINANCIAL STATEMENTS.                             --------------------------------------------------
                                                                                   FOR THE YEAR ENDED APRIL 30,
                                                                      --------------------------------------------------
                    INCREASE (DECREASE) IN NET ASSET VALUE:            1997(++)   1996(++)  1995(++)  1994(++)    1993
                                                                      --------------------------------------------------
PER SHARE           Net asset value, beginning of year ..........     $   5.27   $   3.81  $   3.87  $   3.59   $   3.63
OPERATING                                                             --------   --------  --------  --------   --------
PERFORMANCE:        Investment income (loss)--net ...............          .02       (.01)     (.01)     (.02)       .02
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net .......................................          .40       1.67       .22       .31       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations ............          .42       1.66       .21       .29       (.04)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net ....................           --         --        --      (.01)        --
                      Realized gain on investments--net .........         (.64)      (.20)     (.27)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions ...........         (.64)      (.20)     (.27)     (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year ................     $   5.05   $   5.27  $   3.81  $   3.87   $   3.59
                                                                      ========   ========  ========  ========   ========

TOTAL INVESTMENT    Based on net asset value per share ..........        8.55%     44.01%     6.47%     8.19%     (1.10%)
RETURN:(**)                                                           ========   ========  ========  ========   ========

RATIOS TO AVERAGE   Expenses ....................................        1.40%      1.53%     1.79%     1.55%      1.85%
NET ASSETS:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net ...............         .32%      (.23%)    (.21%)    (.48%)      .48%
                                                                      ========   ========  ========  ========   ========
SUPPLEMENTAL        Net assets, end of year (in thousands) ......     $121,529   $132,083  $ 69,650  $ 70,753   $ 63,528
DATA:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover ..........................      125.94%    133.50%   196.91%   133.58%    103.06%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++ ..........     $  .0803   $  .0977        --        --         --
                                                                      ========   ========  ========  ========   ========


                    THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
                    BEEN DERIVED FROM INFORMATION PROVIDED IN THE                           CLASS B(+)
                    FINANCIAL STATEMENTS.                             --------------------------------------------------
                                                                                    FOR THE YEAR ENDED APRIL 30,
                                                                      --------------------------------------------------
                    INCREASE (DECREASE) IN NET ASSET VALUE:              1997       1996      1995      1994       1993
                                                                      --------------------------------------------------
PER SHARE           Net asset value, beginning of year ..........     $   4.67   $   3.43  $   3.55  $   3.31   $   3.38
OPERATING                                                             --------   --------  --------  --------   --------
PERFORMANCE:        Investment loss--net ........................         (.03)      (.05)     (.04)     (.05)      (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net .......................................          .35       1.49       .19       .29       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations ............          .32       1.44       .15       .24       (.07)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net ....................           --         --        --        --         --
                      Realized gain on investments--net .........         (.59)      (.20)     (.27)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions ...........         (.59)      (.20)     (.27)       --         --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year ................     $   4.40   $   4.67  $   3.43  $   3.55   $   3.31
                                                                      ========   ========  ========  ========   ========

TOTAL INVESTMENT    Based on net asset value per share ..........        7.44%     42.46%     5.29%     7.25%     (2.07%)
RETURN:(**)                                                           ========   ========  ========  ========   ========

RATIOS TO AVERAGE   Expenses ....................................        2.44%      2.55%     2.85%     2.56%      2.89%
NET ASSETS:                                                           ========   ========  ========  ========   ========
                    Investment loss--net ........................        (.72%)    (1.24%)   (1.29%)   (1.52%)     (.41%)
                                                                      ========   ========  ========  ========   ========

                                                                                            CLASS B(+)
                                                                      --------------------------------------------------
                                                                                    FOR THE YEAR ENDED APRIL 30,
                                                                      --------------------------------------------------
                                                                         1997       1996      1995      1994       1993
                                                                      --------------------------------------------------
SUPPLEMENTAL        Net assets, end of year (in thousands) ......     $178,025   $207,413  $ 79,485  $ 63,692   $ 33,071
DATA:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover ..........................      125.94%    133.50%   196.91%   133.58%    103.06%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid(+++) ...........     $  .0803   $  .0977        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                                   CLASS C(+)
                                                                    --------------------------------------

                    THE FOLLOWING PER SHARE DATA AND
                    RATIOS HAVE BEEN DERIVED FROM                                                FOR THE
                    INFORMATION PROVIDED IN THE                                                  PERIOD
                    FINANCIAL STATEMENTS.                                  FOR THE YEAR          OCT. 21,
                                                                          ENDED APRIL 30,      1994(++) TO
                                                                       ----------------------    APRIL 30,
                    INCREASE (DECREASE) IN NET ASSET VALUE:              1997          1996        1995
                                                                       --------      --------     --------
PER SHARE           Net asset value, beginning of
OPERATING           period ......................................      $   4.68      $   3.43     $   3.27
PERFORMANCE:                                                           --------      --------     --------
                    Investment loss--net.........................          (.04)         (.05)        (.04)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net ...........................           .35          1.50          .20
                                                                       --------      --------     --------
                    Total from investment operations ............           .31          1.45          .16
                                                                       --------      --------     --------
                    Less distributions from realized
                    gain on investments--net ....................          (.59)         (.20)          --
                                                                       --------      --------     --------
                    Net asset value, end of period ..............      $   4.40      $   4.68     $   3.43
                                                                       ========      ========     ========

TOTAL INVESTMENT    Based on net asset value per share ..........         7.28%        42.76%        4.89%(@)
RETURN:(**)                                                            ========      ========     ========

RATIOS TO AVERAGE   Expenses ....................................         2.46%         2.52%        3.28%(*)
NET ASSETS:                                                            ========      ========     ========
                    Investment income (loss)--net ...............         (.76%)       (1.19%)      (2.13%)(*)
                                                                       ========      ========     ========

SUPPLEMENTAL        Net assets, end of period
DATA:               (in thousands) ..............................      $ 17,762      $ 20,761     $  1,816
                                                                       ========      ========     ========
                    Portfolio turnover ..........................       125.94%       133.50%      196.91%
                                                                       ========      ========     ========
                    Average commission rate paid(+++) ...........      $  .0803      $  .0977           --
                                                                       ========      ========     ========


                                                                                CLASS D(+)
                                                                 ------------------------------------------

                    THE FOLLOWING PER SHARE DATA AND
                    RATIOS HAVE BEEN DERIVED FROM                                                 FOR THE
                    INFORMATION PROVIDED IN THE                                                   PERIOD
                    FINANCIAL STATEMENTS.                                 FOR THE YEAR            OCT. 21,
                                                                         ENDED APRIL 30,         1994(++) TO
                                                                   --------------------------     APRIL 30,
                    INCREASE (DECREASE) IN NET ASSET VALUE:          1997             1996          1995
                                                                   --------          --------     --------
PER SHARE           Net asset value, beginning of
OPERATING           period ....................................    $   5.13          $   3.72     $   3.61
PERFORMANCE:                                                       --------          --------     --------
                    Investment loss--net ......................          --(#)           (.02)        (.02)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net .........................         .39              1.63          .13
                                                                   --------          --------     --------
                    Total from investment operations ..........         .39              1.61          .11
                                                                   --------          --------     --------
                    Less distributions from realized
                    gain on investments--net ..................        (.63)             (.20)          --
                                                                   --------          --------     --------
                    Net asset value, end of period ............    $   4.89          $   5.13     $   3.72
                                                                   ========          ========     ========

TOTAL INVESTMENT    Based on net asset value per share ........       8.11%            43.74%        3.05%(@)
RETURN:(**)                                                        ========          ========     ========

RATIOS TO AVERAGE   Expenses ..................................       1.65%             1.75%        2.44%(*)
NET ASSETS:                                                        ========          ========     ========
                    Investment income (loss)--net .............        .06%             (.44%)      (1.23%)(*)
                                                                   ========          ========     ========

SUPPLEMENTAL        Net assets, end of period
DATA:               (in thousands) ............................    $ 18,318          $ 21,564     $  4,386
                                                                   ========          ========     ========
                    Portfolio turnover ........................     125.94%           133.50%      196.91%
                                                                   ========          ========     ========
                    Average commission rate paid(++++++) ......    $  .0803          $  .0977           --
                                                                   ========          ========     ========


                  * Annualized.

                 ** Total investment returns exclude the effect of sales loads.

                  + Calculation is based on average number of shares outstanding during the period.

                 ++ Commencement of Operations.

                +++ For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                  @ Aggregate total investment return.

                  # Amount is less than $.01 per share.

                    See Notes to Financial Statements.

                            MERRILL LYNCH HEALTHCARE FUND, INC., APRIL 30, 1997

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Company is authorized to write covered put and call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,169,690 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account         Distribution
                                       Maintenance Fee         Fee
                                       ---------------         ---
Class B ...........................         0.25%             0.75%
Class C ...........................         0.25%             0.75%
Class D ...........................         0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                        MLFD          MLPF&S
                                        ----          ------
Class A .....................          $1,883        $12,924
Class D .....................          $3,748        $73,273

For the year ended April 30, 1997, MLPF&S received contingent deferred sales charges of $774,273 and $21,653 relating to transactions in Class B and Class C Shares, respectively.

NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $262,491 in commissions on the execution of portfolio security transactions for the Company for the year ended April 30, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 1997 were $444,370,551 and $511,406,302, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:

                                     REALIZED         UNREALIZED
                                 GAINS (LOSSES)     GAINS (LOSSES)
                                 --------------     --------------
Long-term investments .......    $ 49,415,787       $  26,219,549
Short-term investments ......          (1,385)                 --
Foreign currency
 transactions................        (235,744)            (11,511)
                                 ------------       -------------
Total .......................    $ 49,178,658       $  26,208,038
                                 ============       =============

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $26,208,612, of which $49,710,014 related to appreciated securities and $23,501,402 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $313,955,550.

4. CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(28,438,055) and $159,000,753 for the years ended April 30, 1997 and April 30, 1996, respectively.

Transactions in capital shares for each class were as follows:

CLASS A SHARES FOR THE YEAR                                DOLLAR
ENDED APRIL 30, 1997                      SHARES            AMOUNT
--------------------                      ------            ------
Shares sold ......................     10,271,437      $  53,025,059
Shares issued to shareholders in
reinvestment of distributions ...       2,905,181         14,002,973
                                      -----------      -------------
Total issued ....................      13,176,618         67,028,032
Shares redeemed .................     (14,159,809)       (72,426,600)
                                      -----------      -------------
Net decrease ....................        (983,191)     $  (5,398,568)
                                      ============     =============

CLASS A SHARES FOR THE YEAR                                   DOLLAR
ENDED APRIL 30, 1996                       SHARES             AMOUNT
--------------------                       ------             ------
Shares sold ......................    10,277,222       $  49,677,305
Shares issued to shareholders in
reinvestment of distributions ....       737,767           3,519,148
                                      -----------      --------------
Total issued .....................    11,014,989          53,196,453
Shares redeemed ..................    (4,237,137)        (19,882,706)
                                      -----------      --------------
Net increase .....................     6,777,852       $  33,313,747
                                      ===========       =============


CLASS B SHARES FOR THE YEAR                                  DOLLAR
ENDED APRIL 30, 1997                      SHARES             AMOUNT
--------------------                      ------             ------
Shares sold ......................     10,102,582       $  46,333,840
Shares issued to shareholders in
reinvestment of distributions ....      5,243,741          22,076,148
                                      ------------      -------------
Total issued .....................     15,346,323          68,409,988
Automatic conversion of shares ...       (183,162)           (837,767)
Shares redeemed ..................    (19,079,607)        (86,243,719)
                                      ------------      --------------
Net decrease .....................     (3,916,446)      $ (18,671,498)
                                      ============      ==============


CLASS B SHARES FOR THE
YEAR  ENDED                                                    DOLLAR
APRIL 30, 1996                              SHARES             AMOUNT
--------------                              ------             ------
Shares sold ......................       31,670,575      $ 137,932,842
Shares issued to shareholders in
reinvestment of distributions ....        1,257,829          5,333,197
                                       ------------      -------------
Total issued .....................       32,928,404        143,266,039
Automatic conversion of shares ...         (274,090)        (1,131,610)
Shares redeemed ..................      (11,442,314)       (47,991,244)
                                       ------------      -------------
Net increase .....................       21,212,000      $  94,143,185
                                       ============      =============


CLASS C SHARES FOR THE  YEAR                                 DOLLAR
ENDED APRIL 30, 1997                      SHARES             AMOUNT
--------------------                      ------             ------
Shares sold ......................      2,063,730       $   9,385,246
Shares issued to shareholders in
reinvestment of distributions ....        595,804           2,508,333
                                       ----------       -------------
Total issued .....................      2,659,534          11,893,579
Shares redeemed ..................     (3,061,290)        (13,780,328)
                                       -----------      -------------
Net decrease .....................       (401,756)      $  (1,886,749)
                                       ==========       =============

CLASS C SHARES FOR THE
YEAR ENDED                                                DOLLAR
APRIL 30, 1996                             SHARES           AMOUNT
--------------                             ------           ------
Shares sold ......................       4,706,948     $  20,619,006
Shares issued to shareholders in
reinvestment of distributions ....          81,297           344,700
                                         ----------    -------------
Total issued .....................       4,788,245        20,963,706
Shares redeemed ..................        (877,644)       (3,793,037)
                                         ----------    -------------
Net increase .....................       3,910,601     $  17,170,669
                                         ==========    =============


CLASS D SHARES FOR THE YEAR                                 DOLLAR
ENDED APRIL 30, 1997                      SHARES            AMOUNT
--------------------                      ------            ------
Shares sold ......................      4,556,042      $  22,861,805
Shares issued to shareholders in
reinvestment of distributions ....        445,914          2,082,418
Automatic conversion of shares ...        164,859            837,767
                                       ----------      -------------
Total issued .....................      5,166,815         25,781,990
Shares redeemed ..................     (5,626,624)       (28,263,230)
                                       ----------      -------------
Net decrease .....................       (459,809)     $  (2,481,240)
                                       ==========      =============


CLASS D SHARES FOR THE YEAR                                  DOLLAR
ENDED APRIL 30, 1996                      SHARES             AMOUNT
--------------------                      ------             ------
Shares sold ......................      5,979,086       $  28,807,012
Shares issued to shareholders in
reinvestment of distributions ....         85,423             396,362
Automatic conversion of shares ...        251,321           1,131,610
                                       ----------       -------------
Total issued .....................      6,315,830          30,334,984
Shares redeemed ..................     (3,290,897)        (15,961,832)
                                       ----------       -------------
Net increase .....................      3,024,933       $  14,373,152
                                       ==========       =============

5. COMMITMENTS:

At April 30, 1997, the Company had entered into foreign exchange contracts under which it had agreed to buy various foreign currencies with an approximate value of $2,712,000.

                    [This page is intentionally left blank.]

                               TABLE OF CONTENTS


                                          PAGE
                                          ----
Investment Objective and Policies.......    2
  Healthcare............................    2
  International Diversification.........    2
  Types of Portfolio Companies..........    2
  Other Factors.........................    3
  Hedging Techniques....................    4
  Other Investment Policies and
    Practices...........................    8
  Investment Restrictions...............    8
Management of the Company...............   11
  Directors and Officers................   11
  Compensation of Directors.............   12
  Advisory and Management
    Arrangements........................   13
Purchase of Shares......................   14
  Initial Sales Charge Alternatives--
    Class A and Class D Shares..........   15
  Reduced Initial Sales Charges.........   17
  Employer-Sponsored Retirement or
    Savings Plans and Certain Other
    Arrangements........................   20
  Distribution Plans....................   20
  Limitations on the Payment of Deferred
    Sales Charges.......................   20
Redemption of Shares....................   22
  Deferred Sales Charges--Class B and
    Class C Shares......................   22
Portfolio Transactions and Brokerage....   23
Determination of Net Asset Value........   25
Shareholder Services....................   26
  Investment Account....................   26
  Automatic Investment Plans............   27
  Automatic Reinvestment of Dividends
    and Capital Gains Distributions.....   27
  Systematic Withdrawal Plans--
    Class A and Class D Shares..........   28
  Exchange Privilege....................   29
Dividends, Distributions and Taxes......   31
  Tax Treatment of Options, Futures
    and Forward Foreign Exchange
    Transactions........................   33
  Special Rules for Certain Foreign
    Currency Transactions...............   33
Performance Data........................   34
General Information.....................   37
  Description of Shares.................   37
  Computation of Offering Price
    per Share...........................   38
  Independent Auditors..................   38
  Custodian.............................   38
  Transfer Agent........................   38
  Legal Counsel.........................   39
  Reports to Shareholders...............   39
  Additional Information................   39
  Security Ownership of Certain
    Beneficial Owners...................   39
Independent Auditors' Report............   40
Financial Statements....................   41



                             Code #10255-0797

    [MERRILL LYNCH LOGO]

    MERRILL LYNCH
    HEALTHCARE FUND, INC.

    [MERRILL LYNCH COMPASS]

    STATEMENT OF
    ADDITIONAL
    INFORMATION


    July 29, 1997


    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

       Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                               LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                     OR IMAGE IN TEXT
----------------------                               -------------------
Compass plate, circular                          Back cover of Prospectus and
graph paper and Merrill Lynch                    back cover of Statement of
logo including stylized market                   Additional Information
bull.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS:
         Contained in Part A:

                   Financial Highlights for each of the years in the five-year period ended April 30, 1997, the five-month period ended April 30, 1992, the year ended November 30, 1991, the eight-month period ended November 30, 1990 and each of the years in the three-year period ended March 31, 1990.
         Contained in Part B:
               Schedule of Investments as of April 30, 1997.
               Statement of Assets and Liabilities as of April 30, 1997. Statement of Operations for the year ended April 30, 1997. Statements of Changes in Net Assets for each of the years in the two-year period ended April 30, 1997.
               Financial Highlights for each of the years in the five-year period ended April 30, 1997.


     (b) EXHIBITS:


EXHIBIT
NUMBER                                            DESCRIPTION
------          -------------------------------------------------------------------------------
   1(a)   --    Articles of Incorporation of the Registrant, dated October 28, 1982.(a)
    (b)   --    Articles of Amendment to Articles of Incorporation of the Registrant, dated
                November 29, 1982.(b)
    (c)   --    Articles of Amendment to Articles of Incorporation of the Registrant, dated
                October 3, 1988.(a)
    (d)   --    Articles of Amendment to Articles of Incorporation of the Registrant, dated
                April 27, 1992.(a)
    (e)   --    Articles of Amendment to Articles of Incorporation of the Registrant, dated
                October 17, 1994.(a)
    (f)   --    Articles Supplementary to Articles of Incorporation of the Registrant, dated
                October 17, 1994.(a)
   2      --    By-Laws of Registrant.(a)
   3      --    None.
   4      --    Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended and supplemented and By-Laws of the Registrant.(b)
   5(a)   --    Amended Investment Advisory Agreement between the Registrant and Merrill Lynch
                Asset Management, L.P.(a)
    (b)   --    Supplement to Investment Advisory Agreement between the Registrant and Merrill
                Lynch Asset Management, L.P.(d)
    (c)   --    Form of Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and
                Merrill Lynch Asset Management U.K. Limited.
   6(a)   --    Form of Class A Shares Distribution Agreement between the Registrant and
                Merrill Lynch Funds Distributor, Inc.(c)
    (b)   --    Class B Shares Distribution Agreement between the Registrant and Merrill Lynch
                Funds Distributor, Inc.(a)
    (c)   --    Letter Agreement between the Registrant and Merrill Lynch Funds Distributor,
                Inc. with respect to the Merrill Lynch Mutual Fund Advisor Program.(d)
    (d)   --    Form of Class C Shares Distribution Agreement between the Registrant and
                Merrill Lynch Funds Distributor, Inc.(c)
    (e)   --    Form of Class D Shares Distribution Agreement between the Registrant and
                Merrill Lynch Funds Distributor, Inc.(c)
   7      --    None.

EXHIBIT
NUMBER                                            DESCRIPTION
------          -------------------------------------------------------------------------------
   8      --    Custody Agreement between the Registrant and The Chase Manhattan Bank, N.A.(a)
   9      --    Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
                Agreement between the Registrant and Merrill Lynch Financial Data Services,
                Inc.(a)
  10      --    Opinion of Brown & Wood LLP, counsel for the Registrant.
  11      --    Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  12      --    None.
  13      --    Certificate of Merrill Lynch Asset Management, Inc.(a)
  14      --    None.
  15(a)   --    Class B Shares Distribution Plan and Class B Shares Distribution Plan
                Sub-Agreement of the Registrant.(e)
    (b)   --    Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan
                Sub-Agreement of the Registrant.(c)
    (c)   --    Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan
                Sub-Agreement of the Registrant.(c)
  16(a)   --    Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class A Shares.(a)
    (b)   --    Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class B Shares.(a)
    (c)   --    Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class C Shares.(a)
    (d)   --    Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class D Shares.(a)
  17(a)   --    Financial Data Schedule for Class A Shares.
    (b)   --    Financial Data Schedule for Class B Shares.
    (c)   --    Financial Data Schedule for Class C Shares.
    (d)   --    Financial Data Schedule for Class D Shares.
  18      --    Merrill Lynch Select Pricing(SM) Plan pursuant to Rule 18f-3.(f)


-------------------------

(a) Filed on August 24, 1995, as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-1A (File No. 2-80150) (the "Registration Statement").



(b) Reference is made to Article V, Article VI (section 3), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e) and 1(f) to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6, and 17), Article VI, Article VII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.



(c) Filed on October 11, 1994 as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement.



(d) Filed on August 26, 1994, as an Exhibit to Post-Effective Amendment No. 15 to the Registration Statement.



(e) Filed on August 27, 1993, as an Exhibit to Post-Effective Amendment No. 14 to the Registration Statement.



(f) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                                     NUMBER OF
                                                                                    HOLDERS AT
                                 TITLE OF CLASS                                    JUNE 30, 1997
--------------------------------------------------------------------------------   -------------
Class A Common Stock, par value $0.10 per share.................................       25,427
Class B Common Stock, par value $0.10 per share.................................       21,484
Class C Common Stock, par value $0.10 per share.................................        3,099
Class D Common Stock, par value $0.10 per share.................................        2,301


Note: The numbers of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.


     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.


     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability, arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.


     In Section 9 of the Class A, Class B, Class C and Class D shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.



     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Equity Portfolio, two investment portfolios of EQ Advisory Trust.



     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The

Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of MLAM, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since May 1, 1993 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this
Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.



                                                                  OTHER SUBSTANTIAL BUSINESS,
                                     POSITION(S) WITH                PROFESSION, VOCATION
             NAME                   INVESTMENT ADVISER                   OR EMPLOYMENT
------------------------------   ------------------------    -------------------------------------
ML & Co.......................   Limited Partner             Financial Services Holding Company;
                                                             Limited Partner of FAM
Princeton Services............   General Partner             General Partner of FAM
Arthur Zeikel.................   President and Director      President of FAM; President and
                                                             Director of Princeton Services;
                                                             Director of MLFD; Executive Vice
                                                             President of ML & Co.
Terry K. Glenn................   Executive Vice President    Executive Vice President of FAM;
                                                             Executive Vice President and Director
                                                             of Princeton Services; President and
                                                             Director of MLFD; Director of MLFDS;
                                                             President of Princeton
                                                             Administrators, L.P.
Vincent R. Giordano...........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Elizabeth Griffin.............   Senior Vice President       Senior Vice President of FAM
Norman R. Harvey..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Michael J. Hennewinkel........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services

                                                                  OTHER SUBSTANTIAL BUSINESS,
                                     POSITION(S) WITH                PROFESSION, VOCATION
             NAME                   INVESTMENT ADVISER                   OR EMPLOYMENT
------------------------------   ------------------------    -------------------------------------
Philip L. Kirstein............   Senior Vice President,      Senior Vice President, General
                                 General Counsel and         Counsel and Secretary of FAM; Senior
                                 Secretary                   Vice President, General Counsel,
                                                             Director and Secretary of Princeton
                                                             Services; Director of MLFD
Ronald M. Kloss...............   Senior Vice President       Senior Vice President and Controller
                                 and Controller              of FAM; Senior Vice President and
                                                             Controller of Princeton Services
Stephen M. M. Miller..........   Senior Vice President       Executive Vice President of Princeton
                                                             Administrators, L.P.; Senior Vice
                                                             President of Princeton Services
Joseph T. Monagle, Jr.........   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Michael L. Quinn..............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services;
                                                             Managing Director and First Vice
                                                             President of Merrill Lynch from 1989
                                                             to 1995.
Richard L. Reller.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Gerald M. Richard.............   Senior Vice President       Senior Vice President and Treasurer
                                 and Treasurer               of FAM; Senior Vice President and
                                                             Treasurer of Princeton Services; Vice
                                                             President and Treasurer of MLFD
Ronald L. Welburn.............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services
Anthony Wiseman...............   Senior Vice President       Senior Vice President of FAM; Senior
                                                             Vice President of Princeton Services


     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.



     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since May 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition,

Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:



                                                           OTHER SUBSTANTIAL BUSINESS,
NAME                  POSITION WITH MLAM U.K.           PROFESSION, VOCATION OR EMPLOYMENT
--------------------  ------------------------  --------------------------------------------------
Arthur Zeikel         Director and Chairman     President of MLAM and FAM; President and Director
                                                  of Princeton Services; Director of MLFD;
                                                  Executive Vice President of ML&Co.
Alan J. Albert        Senior Managing Director  Vice President of MLAM
Nicholas C.D. Hall    Director                  Director of Merrill Lynch Europe PLC; General
                                                  Counsel of Merrill Lynch International Private
                                                  Banking Group
Gerald M. Richard     Senior Vice President     Senior Vice President and Treasurer of MLAM and
                                                  FAM; Senior Vice President and Treasurer of
                                                  Princeton Services; Vice President and Treasurer
                                                  of MLFD
Carol Ann Langham     Company Secretary         None
Debra Anne Searle     Assistant Company         None
                        Secretary


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and the Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.


     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2665.



                                         POSITIONS AND OFFICES            POSITIONS AND OFFICES
             NAME                              WITH MLFD                     WITH REGISTRANT
------------------------------   -------------------------------------   ------------------------
Terry K. Glenn................   President and Director                  Executive Vice President
Arthur Zeikel.................   Director                                President and Director
Philip L. Kirstein............   Director                                Senior Vice President
William E. Aldrich............   Senior Vice President                   None
Robert W. Crook...............   Senior Vice President                   None
Michael J. Brady..............   Vice President                          None
William M. Breen..............   Vice President                          None
Michael G. Clark..............   Vice President                          None
James T. Fatseas..............   Vice President                          None
Michelle T. Lau...............   Vice President                          None
Debra W. Landsman-Yaros.......   Vice President                          None
Gerald M. Richard.............   Vice President and Treasurer            Treasurer
Salvatore Venezia.............   Vice President                          None
William Wasel.................   Vice President                          None
Robert Harris.................   Secretary                               None

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Merrill Lynch Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).


ITEM 31. MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Company--Advisory and Management Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Company--Advisory and Management Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.


     (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 28TH DAY OF JULY 1997.


                                             Merrill Lynch Healthcare Fund, Inc.
                                                    (Registrant)


                                             By    /s/ GERALD M. RICHARD

                                               ---------------------------------

                                                (Gerald M. Richard, Treasurer)



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.



                  SIGNATURE                                TITLE                     DATE
---------------------------------------------    -------------------------    ------------------
                ARTHUR ZEIKEL*                   President and Director
---------------------------------------------      (Principal Executive
               (Arthur Zeikel)                     Officer)

              GERALD M. RICHARD*                 Treasurer (Principal
---------------------------------------------      Financial and
             (Gerald M. Richard)                   Accounting Officer)

                DONALD CECIL*                    Director
---------------------------------------------
               (Donald Cecil)

               EDWARD H. MEYER*                  Director
---------------------------------------------
              (Edward H. Meyer)

              CHARLES C. REILLY*                 Director
---------------------------------------------
             (Charles C. Reilly)

               RICHARD R. WEST*                  Director
---------------------------------------------
              (Richard R. West)

              EDWARD D. ZINBARG*                 Director
---------------------------------------------
             (Edward D. Zinbarg)

          *By /s/ GERALD M. RICHARD                                                July 28, 1997
---------------------------------------------
    (Gerald M. Richard, Attorney-in-Fact)

                                 EXHIBIT INDEX


   EXHIBIT
   NUMBER                                         DESCRIPTION
   ------              -----------------------------------------------------------------
      5(c)      --     Form of Sub-Advisory Agreement between Merrill Lynch Asset
                       Management, L.P. and Merrill Lynch Asset Management U.K. Limited.
     10         --     Opinion of Brown & Wood LLP, counsel for the Registrant.
     11         --     Consent of Deloitte & Touche LLP, independent auditors for the
                       Registrant.
     17(a)      --     Financial Data Schedule for Class A Shares.
       (b)      --     Financial Data Schedule for Class B Shares.
       (c)      --     Financial Data Schedule for Class C Shares.
       (d)      --     Financial Data Schedule for Class D Shares.